UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            SCHEDULE 14C INFORMATION

                             Information Statement
                           Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934


Filed by the registrant  |X|


Filed by a party other than the registrant|_|


Check the appropriate box:


| |  Preliminary information statement     |_|  Confidential, for use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))

|X|  Definitive information statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               ALBARA CORPORATION
                (Name of Registrant as Specified in its Charter)


(Name of Person(s) Filing Information Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|No fee required.

|_|Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)Title of each class of securities to which transaction applies:


(2)Aggregate number of securities to which transaction applies:


(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4)Proposed maximum aggregate value of transaction:


(5)Total fee paid:

|_|Fee paid previously with preliminary materials:

|_|Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed: January 18, 2000


By Order of the Board of Directors

Barbara Provencher
Secretary

Conroe, Texas
January 18, 2000

MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING.  YOUR COOPERATION
      WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE
       THEIR STOCK PERSONALLY, OTHERWISE YOUR VOTE WILL NOT BE COUNTED.


ALBARA CORPORATION

January 18, 2000

To the Shareholders of
ALBARA CORPORATION:

Dear Fellow Shareholders:

     Attached please find a notice of annual meeting of the shareholders of ALBARA CORPORATION (hereinafter referred to as "ALBARA" and/or the "Company"), that will be held at the ALBARA headquarters, 610 South Frazier, Conroe, Texas 77301, on January 28, 2000, at 10:00 a.m., Central Daylight Time ("CDT"). The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) Restating and amending the Company's Articles of Incorporation in order to change its name from ALBARA CORPORATION to "LEAPFROG SMART PRODUCTS, INC." ("name change"), effecting a 1-for-7 (1:7) reverse stock split in the outstanding shares of ALBARA common stock, no par value ("Common Stock") ("stock split"), and increasing the number of authorized shares of Common Stock to thirty million (30,000,000);

(ii) Approving a Plan of Merger (the "Merger") whereby Leapfrog Smart Products, Inc. (hereinafter referred to as "LEAPFROG") will be merged into Leapfrog Merger, Inc. ("Albara Subsidiary" or "Merger Surviving Corporation"), a wholly-owned subsidiary of ALBARA, trading under the symbol "ALBR" on the Over-the-Counter Bulletin Board ("OTC:BB");

Page 2
Albara Shareholders
January 18, 2000
______________________

(iii)electing a new Board of Directors; and

(iv) restating and amending the Company's incentive stock option plan.


Certain officers, directors and affiliates of ALBARA who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the annual meeting of stockholders.

Although ALBARA is not a party to the merger with LEAPFROG, the transaction is never the less being submitted to its shareholders because of the significance and material effect on the Company. As a result ALBARA hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If an ALBARA shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of ALBARA will be paid the fair value thereof as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.05. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of September 30, 1999;

(iii)the bid price for most of 1998 and 1999 prior to the announcement of this potential transaction was between $0.01 and $0.04 per share;

(iv) other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.05 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on Schedule 14 C (the "Information Statement") dated January 18, 2000.

The Company is also including herewith a copy of its Annual Report on Form 10-KSB, filed as an exhibit to the Information Statement. If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at (409) 441-2650 or Mark T. Thatcher, Esq., Nadeau & Simmons, P.C., 1250 Turks Head Building, Providence, RI 02903 (401) 272-5800.

                              Warmest regards,

                              /s/ Real Provencher

                              REAL PROVENCHER,
                              Chairman

DATED: January 18, 2000



                                DEFINITIVE COPY

                               ALBARA CORPORATION
                                610 SOUTH FRAZIER
                               CONROE, TEXAS 77301

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

                               ALBARA CORPORATION

                          Dated as of January 18, 2000
______________________________________________________________________________

To the Stockholders of ALBARA:

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being the Secretary of ALBARA CORPORATION, provides that:
______________________________________________________________________________
Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of ALBARA CORPORATION (hereinafter referred to as "ALBARA"
and/or the "Company"), a Colorado corporation, will be held at the Company headquarters, 610 South Frazier Conroe, Texas 77301, on January 28, 2000, at 10:00 a.m., Central Daylight Time ("CDT").
______________________________________________________________________________

The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) Restating and amending the Company's Articles of Incorporation in order to change its name from ALBARA CORPORATION to "LEAPFROG SMART PRODUCTS, INC." ("name change"), effecting a 1-for-7 (1:7) reverse stock split in the outstanding shares of ALBARA common stock, no par value ("Common Stock") ("stock split"), and increasing the number of authorized shares of Common Stock to thirty million (30,000,000);

(ii) Approving a Plan of Merger (the "Merger") whereby Leapfrog Smart Products, Inc. (hereinafter referred to as "LEAPFROG") will be merged into Leapfrog Merger, Inc. ("Albara Subsidiary" or "Merger Surviving Corporation"), a wholly-owned subsidiary of ALBARA, trading under the symbol "ALBR" on the Over-the-Counter Bulletin Board ("OTC:BB");

(iii)electing a new Board of Directors; and

(iv) restating and amending the Company's incentive stock option plan.

Certain officers, directors and affiliates of the Company own in excess of 50.00% of the Voting Shares of the Company and have advised the Company that they intend to vote in favor of the Proposals. Consequently, the Proposals will be approved at the Meeting.

Although ALBARA is not a party to the merger with LEAPFROG, the transaction is never the less being submitted to its shareholders because of the significance and material effect on the Company. As a result ALBARA hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If an ALBARA shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of ALBARA will be paid the fair value thereof as determined by the Board of Directors.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.05. The determination of the per share fair value was computed based on a number of considerations including the following: (i) the Company has had no operations for approximately two years; (ii) the Company has negative book value and no assets as of September 30, 1999; (iii) the bid price for most of 1998 and 1999 prior to the announcement of this potential transaction was between $0.01 and $0.04 per share; (iv) other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.05 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on Schedule 14 C (the "Information Statement") dated January 18, 2000.

In order to obtain the fair value payment for ALBARA shares, a shareholder must mail or deliver their intention no later than February 18, 2000, to the following address:

     The Board of Directors
     Albara Corporation
     P.O. Box 541,
     Conroe, Texas
     77305-0541

The Board of Directors of the Company believe that the Merger will be in the best interest of the ALBARA shareholders. However, shareholders are entitled to assert the above stated Dissenter's Rights (fair value of $0.05 per share) no later than February 18, 2000, as a result of this transaction as explained in Section 7-111 of the CBCA. We are not asking you for a proxy in conjunction with this Meeting, but you are urged to attend the Meeting to vote your shares in person.

Upon the approval of the Proposals, the Albara Subsidiary and LEAPFROG will immediately file appropriate Articles of Merger in accordance with Florida law to effect the Merger and file articles of amendment to the Articles of Incorporation of ALBARA in accordance with Colorado law to effect a change in the issued outstanding Common Stock of ALBARA. The Merger will become effective upon the completion of both filings. Subject to the reverse stock split to be considered at the Meeting, at the completion of the proposed Merger, each ALBARA shareholder will maintain their current shares of ALBARA Common.
The Board of Directors of the Company believes that the Proposals will be in the best interest of ALBARA shareholders and recommends their adoption.

The Company is also including herewith a copy of its Annual Report on Form 10-KSB, filed as an exhibit to the Information Statement.

If there are any questions or further information is required with respect to the Proposals, please contact Real Provencher at P.O. Box 541, Conroe, Texas 77305-0541, 409-441-2650.

                              By order of the Board of Directors,

                              /s/ Barbara Provencher

                              ___________________________________
                              BARBARA PROVENCHER,
                              Secretary

DATED: January 18, 2000

                         _______________________________

                              INFORMATION STATEMENT

                          ANNUAL MEETING OF STOCKHOLDERS
                           To be held January 28, 1999
                         _______________________________


                               ALBARA CORPORATION
                                610 SOUTH FRAZIER
                               CONROE, TEXAS 77301

                                January 28, 1999


GENERAL INFORMATION

This Information Statement is furnished in connection with an Annual Meeting of Stockholders called by the Board of Directors (the "Board") of Albara Corporation ("ALBARA"), to be held at 610 South Frazier, Conroe, Texas 77301, at 10:00 a.m. local time on January 28, 2000, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Annual Meeting will be first mailed or given to ALBARA's stockholders on or about January 28, 2000.

All shares of ALBARA's common stock, no par value, and all shares of Preferred Series C stock, no par value, (the "Voting Shares") represented in person will be eligible to be voted at the Meeting.


                    WE ARE NOT ASKING FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

ITEM 1.  DATE, TIME AND PLACE INFORMATION

The enclosed information statement is provided by the Board of ALBARA for use at the Annual Meeting of Stockholders to be held at the Company's headquarters at 610 South Frazier, Conroe, Texas 77301 at 10:00 a.m. on January 28, 2000, and at any adjournment or adjournments thereof.

Stockholders of record at the close of business on November 19, 1999 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had outstanding 2,361,503 shares of Common Stock entitled to one (1) vote per share and 185 shares of Preferred Series C entitled to 10,352 votes per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The presence of the holders of a majority of the issued and outstanding shares of Voting Shares voting as a single class, entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

BACKGROUND INFORMATION

A Plan and Agreement of Merger (the "Agreement") was executed on October 25, by and among ALBARA, LEAPFROG Merger, Inc., LEAPFROG and Real Provencher, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein. ALBARA is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 1560 Broadway, Denver, Colorado 80202, its principal executive office at 610 South Frazier, Conroe, Texas 77301, and its phone number is (409) 441-2650; LEAPFROG Merger, Inc. ("Albara Subsidiary" or the "Merger Surviving Corporation") is a wholly owned subsidiary of ALBARA duly organized and validly existing under the laws of the State of Florida, with its registered office located in the city of Orlando, County of Orange, State of Florida, and its principal executive office at 101 Maitland Center Commons, Maitland, FL 32751; LEAPFROG is a corporation duly organized and validly existing under the laws of the state of Florida, with its registered office located in the city of Orlando, County of Orange, State of Florida, its principal executive office at 101 Maitland Center Commons, Maitland, FL 32751, and its phone number is (407) 838-0400; and Real Provencher is the President of ALBARA.

The respective boards of directors of ALBARA, Albara Subsidiary and LEAPFROG deemed it desirable and in the best interests of their respective corporations, for ALBARA to acquire the outstanding capital stock of LEAPFROG by merging LEAPFROG into Albara Subsidiary in exchange for the issuance of shares of the common stock of ALBARA and have proposed, declared advisable and approved such merger (the "LEAPFROG Merger") pursuant to this Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of ALBARA, Albara Subsidiary and LEAPFROG. This Agreement requires that a shareholders' meeting be called by ALBARA for the purposes of approving the LEAPFROG Merger prior to closing.


                                   PROPOSAL ONE
                      AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors has unanimously approved, and recommends for shareholder approval, the restatement and amendment of the Company's Articles of Incorporation in order to change the Company's name to "Leapfrog Smart Products, Inc.", amending the Company's Articles of Incorporation to effect a 1-for-7 (1:7) reverse stock split in ALBARA common stock ("stock split");
and amending the Company's Articles of Incorporation to increase the number of common shares authorized from 6,666,667 to 30,000,000. Approval of the restatement and amendment will not result in any other material amendment or change to the Company's Articles of Incorporation. The restatement and amendment is required to effect the Company's acquisition of LEAPFROG.


                                  PROPOSAL TWO
                    APPROVAL OF PLAN AND AGREEMENT OF MERGER

The Board of Directors has unanimously approved, and recommends for shareholder approval, a Plan of Merger (the "Merger"), whereby LEAPFROG will be merged into LEAPFROG MERGER, INC., a wholly-owned subsidiary of ALBARA.


                                 PROPOSAL THREE
                             ELECTION OF DIRECTORS

At the Meeting, the successors to the current Board of Directors will be elected for a term of office, such term to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the stockholders.

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Voting Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."



                                    Date First
                                    Became          Positions and Offices
Name                       Age      Director        With the Company
--------------------       ----     ----------      ---------------------
Ron Breland                *        N/A             None
Washington, D.C.

Dr. William Campion        *        N/A             None
El Paso, Texas

Jim Grebey                 *        N/A             None
Orlando, Florida

Dale Grogan                *        N/A             None
Orlando, Florida

Bruce Starling             *        N/A             None
Orlando, Florida

Van Staton                 *        N/A             None
Ocala, Florida

George Stuart              *        N/A             None
Orlando, FL

Randolph Tucker            *        N/A             None
Orlando, Florida
------------------------------------------------------
    *Nominees for election at this meeting.
     Please see personal biographies at Item. 7


                                  PROPOSAL FOUR
                    AMENDMENT TO INCENTIVE STOCK OPTION PLAN

On February 26, 1988, the Company adopted an Incentive Stock Option Plan (the "Plan"), under which options granted are intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan was further modified by vote of the Company's shareholders at the annual Company shareholder's meeting which was held on June 3, 1989. The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

The Board of Directors has unanimously approved, and recommends for shareholder approval, the restatement and amendment of the Company's Incentive Stock Option Plan in order to increase the aggregate number of shares that may be issued pursuant to this Plan from 166,667 to 350,000 restricted shares and change the Plan such that options granted by the Board of Directors shall be subject to the limitation that (i) the exercise price cannot be less than 110% of the market value of the Common Stock on the date of the grant; (ii) no option can have a term in excess of 5 years measured from the grant date; (iii) no option may vest in a period of less than eighteen (18) months from the grant date;
(iv) all options granted to an individual shall expire 30 days after the termination of employment, with or without cause, from the Company; and
(v) options once granted by the Board of Directors may not have their terms altered in any way but may by mutual consent with the option holder be canceled.


ITEM 2.  REVOCABILITY OF PROXY

Not Applicable


ITEM 3.  DISSENTERS' RIGHT OF APPRAISAL

Although ALBARA is not a party to the merger with LEAPFROG, the transaction is never the less being submitted to its shareholders because of the significance and material effect on the Company. As a result ALBARA hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the CBCA. If an ALBARA shareholder elects to exercise their Dissenter's Rights in accordance with Article 7-113-204, said shareholder of ALBARA will be paid the fair value thereof as determined by the Board of Directors.

The Board of Directors has determined the fair value of each share of Common Stock to be $0.05. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of September 30, 1999;

(iii)the bid price for most of 1998 and 1999 prior to the announcement of this potential transaction was between $0.01 and $0.04 per share;

(iv) other similar public shell companies have in effect been sold in the marketplace for cash consideration of $150,000 to $200,000 which would result in a fully diluted per share value of approximately $0.05 per share.

The Board of Directors of the Company believe that the Merger will be in the best interest of ALBARA shareholders. However, shareholders are entitled to assert their Dissenter's Rights (fair market value of $.05 per share) no later than February 18, 2000, as a result of this transaction as explained in
Section 7-111 of the CBCA.

In order to obtain the fair market value payment for ALBARA shares, a shareholder must mail or deliver their intention to the following address:

     The Board of Directors
     Albara Corporation
     P.O. Box 541
     Conroe, Texas 77305-0541

Pursuant to Article 113 of the CBCA, each shareholder has the right and is entitled to dissent from the consummation of the Merger and receive payment of the fair value of the Common Shares owned by any such shareholder ("Dissenters' Rights"). In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA, as summarized below, in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA and its summary are set forth below.

Summary of Article 113 of the CBCA

              THE FOLLOWING IS ONLY A SUMMARY OF THE PROCEDURES FOR
         DISSENTING SHAREHOLDERS PRESCRIBED BY SECTIONS 7-113-101 THROUGH
        7-113-302 OF THE CBCA AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL
               TEXT OF ARTICLE  113 OF THE CBCA AS SET FORTH BELOW

Section 7-113-102 of the CBCA provides that each record or beneficial shareholder of the Company is entitled to dissent from the Merger and demand payment of the fair value of the shares of Common Stock owned by such shareholder. In accordance with Section 7-113-202 of the CBCA, in order for a shareholder to exercise Dissenters' Rights, such shareholder must, prior to the taking of the vote of the shareholders on the Merger, deliver to the Company written notice of such shareholder's intent to demand payment for shares in the event the Merger is approved and shall not vote such shareholder's shares in favor of the Merger.

In accordance with Section 7-113-203 of the CBCA, within ten days after the Merger is effected, the Company must deliver a written dissenter's notice ("Dissenter's Notice") to all shareholders who satisfy the requirements of Section 7-113-202 of the CBCA. The Dissenter's Notice must state that the Merger was authorized and the effective date of the Merger, set forth the address at which the Company will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, which form shall request an address from the dissenting shareholder to which payment is to be made, and set the date by which the Company must receive the payment demand and stock certificates, which date shall not be less than 30 days after the date the Dissenter's Notice was delivered. Furthermore, the Dissenter's Notice may require that all beneficial shareholders, if any, certify as to the assertion of Dissenters' Rights, and be accompanied by Article 113 of the CBCA.

Pursuant to Section 7-113-204 of the CBCA, a shareholder receiving the Dissenter's Notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the Dissenter's Notice.
A shareholder who does not comply with the foregoing requirements is not entitled to the fair value of such shareholder's shares under Article 113 of the CBCA.

Upon the later of the effective date of the Merger, or upon receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who complies with Section 7-113-204 the amount the Company estimates to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206 of the CBCA. The payment must be accompanied by (i) the Company's balance sheet as of the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (ii) a statement of the Company's estimate of the fair value of the shares; (iii) an explanation by the Company of how the
interest  was   calculated;   (iv)  a  statement  of  the   dissenting
shareholder's right to demand payment under Section 7-113-209 of the CBCA; and (v) a copy of Article 113 of the CBCA.

In the event a dissenting shareholder is dissatisfied with the Company's payment or offer of payment, such dissenting shareholder, pursuant to
Section 7-113-209 of the CBCA, may notify the Company in writing within 30 days after the Company makes or offers to pay each dissenting shareholder, of such shareholder's own estimate of the fair value of such shares and the amount of interest due, and demand payment of such shareholder's estimate, less any payment already made by the Company under Section 7-113-206, or reject the Company's offer under
Section 7-113-208 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if: (i) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (ii) the Company has failed to make payment within 60 days after the date set for demanding payment; or (iii) the Company does not return the deposited stock certificates within the time specified by Section 7-113-207 of the CBCA. In the event a demand for payment under Section 7-113-209 remains unresolved, the Company may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.


                   TITLE 7. COLORADO BUSINESS CORPORATION ACT
                         ARTICLE 113. DISSENTERS' RIGHTS
                  PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

                             C.R.S. 7-113-101 (1996)

7-113-101. Definitions

  For  purposes  of  this  article:

  (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

  (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

  (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7- 113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

  (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to
which the  dissenter   objects,   excluding  any   appreciation   or
depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

  (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

  (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

  (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent

   (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

       (a) Consummation of a plan of merger to which the corporation is a party if:

             (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

             (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

       (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

       (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102
            (1); and

       (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).


(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

       (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

       (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

       (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

       (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

       (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

       (c) Cash in lieu of fractional shares; or

       (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

       (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

       (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. Notice of dissenters' rights

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection
(2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section
7-113-202 (2).

7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

       (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

       (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

       (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

       (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

       (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

       (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

       (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

       (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

       (g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

       (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

       (b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at.

7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

       (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

       (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.


ITEM 4.  PERSONS MAKING THE SOLICITATION

The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of ALBARA. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.


ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not Applicable


ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

The following table sets forth certain information regarding beneficial ownership of Common Stock as of January 3, 2000 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock,
(ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

                                               PREFERRED        PROFORMA(4)
                                               STOCK            COMMON STOCK
                           COMMON STOCK        SERIES C         Adj. For
                                                                Reverse Split
-------------------------------------------------------------------------------
Name and address           #of       %of       #of    %of       #of       %of
of beneficial owner(1)     shares    Class     Shares Class     Shares    Class
-------------------------------------------------------------------------------
Barbara A. Provencher(3)           0  0          0      0               0   0
610 South Frazier
Conroe, Texas 77301

Real Provencher(2)         1,091,370 46%       185    100%(a)     429,499   7%
610 South Frazier
Conroe, Texas 77301

All Executive Officers     1,091,370 46%       185    100%(a)     429,499   7%
and Directors as a
Group (2 persons)

Total Shares
Outstanding                2,361,503 100%      185    100%      5,926,996  100%



Voting Control
--------------------------------------------------------------------------------

                           Percent of                    Total Votes in
                           Number of Votes in Matters    Matters Submitted to
Name                       Submitted to Shareholders     Shareholders
--------------------------------------------------------------------------------

Real  Provencher           3,006,490(a)                  70%

Barbara A. Provencher              0                      0

All Executive Officers and
Directors as a Group       3,006,490(a)                  70%
(2 persons)

Total Votes                4,276,623(a)                 100%

(a)  Each  share of Series C Convertible Preferred Stock has the right to
10,352 votes, in all matters that come before the shareholders.   Mr.
Provencher is the owner of all of the issued and outstanding shares of Series C Convertible Preferred Stock.

(1) The Company currently has two series of Preferred Stock: Series C, and Series F Convertible Preferred Stock. The shares of Series F
Convertible Preferred Stock do not have any voting rights. None of the issued and outstanding shares of Series F Convertible Preferred
Stock are owned or beneficially held by a director, officer or person known by the Company to be a beneficial owner of more than five percent of any class of equity stock of the Company as of the date hereof.

(2) The amounts of Common Stock listed do not include shares of Common Stock to be received upon conversion of the Series C Convertible Preferred Stock.

(3) Ms. Provencher owns, as community property, one half of the shares of stock set forth beside the name of her husband, Mr. Provencher, and may be deemed the beneficial owner of such shares.

(4) The data provided in this column was prepared as if: (i) the merger with LEAPFROG had occurred; (ii) the 1-for-7 reverse stock split proposal had been approved; and all of the outstanding Series C Convertible Preferred Stock had been converted to Common Stock as of the Closing Date of the LEAPFROG Merger.


Management of ALBARA has advised that they may acquire additional shares of ALBARA Common Stock from time to time in the open market at prices prevailing at the time of such purchases.


BENEFICIAL OWNERSHIP OF LEAPFROG SECURITIES

The following table sets forth certain information regarding beneficial ownership of LEAPFROG Common Stock as of January 3, 2000 by (i) each person known by LEAPFROG to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.



Ron Breland                         0           0.00%          240,000
C/O Leapfrog Smart Products, Inc.
545 Delaney Avenue
Orlando, FL 32801

William Campion                     325,681     7.13%            3,971
C/O Leapfrog Smart Products, Inc.
545 Delaney Avenue
Orlando, FL 32801

Jim Grebey                            5,000     0.11%           30,000
C/O Leapfrog Smart Products, Inc.
545 Delaney Avenue
Orlando, FL 32801

                                    COMMON STOCK
                                    --------------------------------------
Name and address                    # of        %of
of beneficial owner                 shares      Class           Options
--------------------------------------------------------------------------

Dale Grogan                         309,500     6.78%            43,574
C/O Leapfrog Smart Products, Inc.
545 Delaney Avenue
Orlando, FL 32801

Bruce Starling                      139,858     3.06%                 -
C/O Leapfrog Smart Products, Inc.
545 Delaney Avenue
Orlando, FL 32801

Van Staton                          304,858     6.67%                 -
C/O Leapfrog Smart Products, Inc.
545 Delaney Avenue
Orlando, FL 32801

George Stuart                       130,730     2.86%            52,307
C/O Leapfrog Smart Products, Inc.
545 Delaney Avenue
Orlando, FL 32801



                                    COMMON STOCK
                                    ------------------------------------
Name and address                    # of        %of
of beneficial owner                 shares      Class          Options
------------------------------------------------------------------------

Randolph Tucker                     490,500     10.74%           70,052
C/O Leapfrog Smart Products, Inc.
545 Delaney Avenue
Orlando, FL 32801




PRICE RANGE OF COMMON STOCK

During the 1997 through 1999 period, the Company's common stock traded on the over-the-counter market and was quoted in the National Quotation Bureau, Inc.'s "Pink Sheets" and "Bulletin Board". The range of high and low bid quotations for the Common Stock for the two most recently completed fiscal years and the current fiscal year are provided below. The volume of trading in the Company's Common Stock has been limited and the bid prices as reported may not be indicative of the value of the Common Stock or of the existence of an active trading market. These over-the-counter market quotations reflect inter-dealer prices without retail markup, markdown or commissions and may not necessarily represent actual transactions.


1997 Fiscal Year           High Bid           Low Bid
--------------------------------------------------------------

First Quarter              $   0.18           $ 0.09
Second Quarter             $   0.18           $ 0.09
Third Quarter              $   0.18           $ 0.09
Fourth Quarter             $   0.09           $ 0.01

1998 Fiscal Year
----------------------
First Quarter              $   0.01           $ 0.01
Second Quarter             $   0.01           $ 0.01
Third Quarter              $   0.01           $ 0.01
Fourth Quarter             $   0.05           $ 0.04

1999 Fiscal Year           High Bid           Low Bid
----------------------

First Quarter              $   0.09           $ 0.04
Second Quarter             $   0.09           $ 0.01
Third Quarter              $   0.43           $ 0.01
Fourth Quarter             $   0.50           $ 0.34


On January 3, 2000, the reported bid for the Company's Common Stock was $0.34. The number of record holders of the Company's Common Stock on January 3, 2000, was 182.

The Company has never paid dividends with respect to the Common Stock and currently does not have any plans to pay cash dividends in the future.
There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition
of the Company.   The payment of future dividends will also be restricted to the extent of $20,000 in liquidation preference inuring to the benefit of the holders of the Company's Series F Preferred Stock. The Colorado Corporation Code provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.


ITEM 7.  DIRECTORS AND EXECUTIVE OFFICERS

In 1998 and 1999, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent.

THE DIRECTORS AND EXECUTIVE OFFICERS OF ALBARA

The directors and executive officers of the Company, their ages and positions held in the Company are as follows:


Name                     Age      Position with the Company      Since
-------------------------------------------------------------------------------

Barbara A. Provencher    42       Secretary and Director         Nov. 1988

Real Provencher          46       President, Chief Executive     Nov. 1988
                                  Officer, Chief Financial
                                  Officer, Director

All directors of the Company will hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified.

The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their successors are elected and shall have qualified, or until resignation or removal from office.

Summary of Experience and Responsibilities
-------------------------------------------------------
Real Provencher - Mr. Provencher has served as President, Chief Executive Officer, Chief Financial Officer and Director of the Company since November 1988, of Hardware That Fits since August 1989 and of Helix Technologies since
March 1992.   In addition to his responsibilities as President, Mr.
Provencher owns and operates a franchise called "The Alternative Board" specializing in small business consulting and CEO coaching. Mr. Provencher possesses a Master of Management Science degree from Stevens Institute of Technology, as well as Bachelor and Master degrees in Civil Engineering from Tufts University.

Barbara A. Provencher- Ms. Provencher was elected as a director of the Company in November 1988 and has been employed as a sales manager by the Company's former subsidiary, Hardware That Fits, from August 1989 through March, 1995. Since 1995, Ms. Provencher has owned and operated a privately held company called "Rolisher & Associates, Inc." which specializes in direct marketing of services to consumers on a national basis. Ms. Provencher is the wife of Mr. Provencher.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------
Section 16(a) of the Exchange Act, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that Mr. Provencher inadvertently failed to file a Form 4 with the Securities and Exchange Commission on a timely basis with respect to the conversion in October of 50 shares of Series E Convertible Preferred stock into 66,667 shares of Common Stock. A Form 4 regarding such transaction was filed by Mr. Provencher in May, 1999.

Committees of the Board
-------------------------------
The Board of Directors delegates certain of its authority to a Compensation Committee and an Audit Committee. There are currently vacancies on both of these committees. The Board expects to fill such vacancies after it has filled the vacancies on the Board of Directors.

The primary function of the Compensation Committee will be to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's
Incentive Stock Option Plan.

The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by both the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit Committee will report to the Board of Directors with respect to such matters and recommends the selection of independent auditors.

Board and Committee Attendance
-------------------------------------------
In 1998 and 1999, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent. At the Meeting, the successors to the current Board of Directors will be elected for a term of office, such term to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the shareholders.

THE NOMINEE DIRECTORS

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Securities by each nominee director, see
"BENEFICIAL OWNERSHIP OF LEAPFROG SECURITIES."



                                     Date First
                                     Became           Positions and Offices
Name                         Age     Director         With the Company
---------------------------------------------------------------------------
Ron Breland*                         N/A              None
Washington, D.C.

Dr. William Campion*                 N/A              None
El Paso, Texas

Jim Grebey*                          N/A              None
Orlando, Florida

Dale Grogan*                         N/A              None
Orlando, Florida

Bruce Starling*                      N/A              None
Orlando, Florida

Van Staton*                          N/A              None
Ocala, Florida

George Stuart*                       N/A              None
Orlando, Florida

Randolph Tucker*                     N/A              None
Orlando, Florida
----------------------------------------------------------------
    *    Nominees for election at this meeting.

Personal Biographies and Summary of Experience
----------------------------------------------------------------

BRUCE STARLING Director.

Mr. Starling attended the University of Florida where he earned a Bachelor of Science in Business Administration (1963), Master of Business
Administration (1965) and Juris Doctor (1967).

After graduating the University of Florida School of Law, Mr. Starling entered the military serving in the Judge Advocate General's office in Vietnam (1968-1972). He practiced law in the Miami and Orlando offices of Helliwell, Melrose and DeWolf (1972-1977) and was General Counsel to
Governor Reubin Askew (Tallahassee, Florida 1977 to 1979).   From 1979
through 1981, he was the Executive Assistant to the U.S. Trade Representative in 1979 and subsequently became a partner in the Orlando based law firm of DeWolf, Ward and Morris (1981-1986).

Mr. Starling became Senior Vice President of Harcourt Brace Jovanovich, Inc. (1986-1990), was Of Counsel to Akerman, Senterfitt and Edison (1990-1992), Assistant Executive Director of the Greater Orlando Aviation Authority (1992-1993) and later VP of governmental relations for the Walt Disney Corporation (1993-1994). Mr. Starling with his brother Alan, now owns the Starling Auto Group based in Kissimmee, Florida.

Mr. Starling presently sits on the Advisory Board of Colonial Bank; the Florida Prepaid College Board, where he was appointed by the Governor of Florida; the Florida Tax Watch Board, the Florida District Export Council Board, the Florida/Korea Economic Cooperation Committee and the Florida Chamber of Commerce Board.

VAN STATON, Director

Mr. Staton received an Honorary Associate Degree from Central Florida Community College, Ocala, Florida and is a member of the Executive Committee and Board of Directors of the Company.

Mr. Staton was manager of the Ocala, Florida Belk Lindsey store for 36 years before his retirement in 1984. He is a former member of the Board of Trustees for the Central Florida Community Collage and past Chairman of the School Board for Marion County, Florida. He is actively involved in the recruiting and regional training as an area coordinator for Excel
Telecommunications, a public company.

RANDOLPH TUCKER, CEO/Chairman

Mr. Tucker has practiced business law for more than 25 years, consummating numerous transactions in all phases of business. His experience includes business formation and administration, banking, bankruptcy, mergers and acquisitions. He is recognized as one of the outstanding specialists within the membership law discipline. He has represented over 50 corporations in various aspects of leisure law over the past twelve years. His business experience includes the chartering of banks, television stations, underwritings, and various corporate counsel responsibilities.

As Chairman of Leapfrog Smart Products, he has been instrumental in creating the infrastructure and corporate environment. Mr. Tucker has been able to assemble the brightest minds in a new industry and establish a cohesive creative workplace. Mr. Tucker provided strategic guidance, business development, and expansion analysis.

DALE GROGAN, President/Director

Mr. Grogan's professional experience includes over a decade in finance and investment banking. He has managed two investment banking firms specializing in business start-ups, with particular emphasis in the membership industry.
Related business experience for Mr. Grogan includes the formation and initial administration of a national non-profit trade association within the leisure and travel industry, board membership for an interactive travel information supplier, and advisor to several communications marketing companies within the pre-paid phone card industry.

Mr. Grogan provides corporate and industry vision. His duties include product and market development, recruiting, management and strategy formulation and implementation. Mr. Grogan is a recognized author and guest speaker in the Smart card industry and serves on various industry technology committees. He is a co-founded and President of Leapfrog Smart Products.


RONALD BRELAND, Director

Mr. Breland is the current President of Selbre Associates, Inc. He brings 28 years of experience in contract negotiations and management for both commercial and governmental markets. Mr. Breland has supervised and personally negotiated more than 1,000 Schedule Contracts and has successfully conducted compliance audits for several Fortune 1,000 companies. Mr. Breland was a Charter Member of the Industry Advisory Council of the Federation of Government Information Processing Councils, a member of the American Management Association and a former member of the Baltimore-Washington Minority Economic Development Council. Mr. Breland holds a B.S. in Engineering from the University of Maryland.

JAMES GREBEY, EVP Director

Mr. Grebey received an AAS degree in Electronics from SUNY (1970),
BT Degrees in computer Systems and Technical Management from NYIT (1977), and has completed course work towards his MBA from SUNY.

Mr. Grebey comes to Leapfrog from Hughes Training in Orlando, where he developed and oversaw a 100-man engineering team responsible for responsible for multiple projects in the millions of dollars (1994-1998). His management background includes financial planning and execution at the programs department division and operational level plus cost account management and strategic planning. Mr. Grebey has led the development on over 3000,000 lines of ADA, C. and FORTRAN code. As an engineer and technical manager.
Mr. Grebey has been highly involved with solving software and system production problems. His engineering experiences, include hardware, software and system design, domain engineering, system architecture, requirement analysis design, coding and hardware fabrication and testing of complex
virtual and constructive simulation systems.   Mr. Grebey is responsible for
the daily activities of the Engineering Department of Leapfrog.

GEORGE STUART, JR. Director

Mr. Stuart served as Secretary of Florida's Department of Business and Professional Regulation (BPR) from 1991 to 1995. The Department licensed and regulated eight major industries and fifty-five professions and occupations including the pari-mutual, hotel and restaurant industries.

Senator Stuart served as a Florida State Senator from 1978 through 1990. His legislative service included sponsoring landmark legislation in health care, growth management and education. Senator Stuart chaired the committees on Education, Natural Resources and Economic and Consumer Affairs and chaired the Joint Committee on Information Technology Resources. He sponsored major innovations in international business development and in the management and acquisition of technology. He co-chaired the Council of State Government's Task Force on Health Care Reform.

Mr. Stuart earned an MBA from Harvard University's Graduate School of Business. He is a graduate of the University of Florida.

BILL CAMPION Ph.D., Director.

Dr. Bill Campion attended the University of Texas at El Paso where he received a B.A. (1963) and M.A. (1968). He later received an E.D.D. from Texas A&M University in 1977.

Dr. Campion recently retired as the President of the Central Florida Community College where he was credited with revitalizing the community college as well as increasing local involvement and endowments. Currently Dr. Campion is the President of Cashback, Inc., a multi-level marketing company that distributes Excel telecommunications products. He has served on the Board of the Company since 1996.



         (THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)


ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                  SUMMARY COMPENSATION TABLE FOR ALBARA
                           Long Term Compensation
____________________________________________________________________________
  Annual Compensat.                   Awards             Payouts
____________________________________________________________________________
(a)       (b)     (c)      (d)      (e)     (f)      (g)      (h)     (i)
                                     Other  Rest.                     All
Name and                             Annual Stock             LTIP    Other
Principal  Calend.                   Comp.  Award(s)  Opt     P/outs  Comp.
Position   Year    Salary   Bonus($) ($)    ($)       SARs(#) ($)     ($)
_____________________________________________________________________________
Real
Provencher 1998    $120,000 0        -       0        -
Chief
Executive  1997     120,000 0        -       0        -
Officer    1996     120,000 0        -       0        -

Robert
Shumate(2) 1996     106,000 0        -       0        -
President,
Helix
Technologies

[FN]
(1) Excludes perquisites and other benefits, unless the aggregate amount of such compensation is the lessor of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(2)  Mr. Shumate resigned from the Company in August, 1997.

License Agreement
------------------------
In July 1989, the Company entered into a license agreement with Mr. Provencher, President of the Company, covering the license of the tradenames "Software That Fits", "Hardware That Fits" and "Software and Hardware That Fits" by the Company during a ten year period for the sum of $120,000 to be paid monthly at the rate of $1,000 per month. In 1996, and 1997, Mr. Provencher was paid $12,000 per year in connection with this license agreement. This cash license fee was in addition to the compensation shown above. This liability was retained by the Company's former subsidiary when it was disposed of on December 31, 1997. Therefore, no payment was made by the Company to Mr. Provencher in 1998 in connection with this obligation.

Accrued and unpaid Compensation
-------------------------------------------

At December 31, 1996, 1997 and 1998, the unpaid but accrued balance associated with salaries, bonus and vacation was approximately $51,000, $75,000 and $142,000 respectively. On July 1, 1999 the Company agreed to issue 600,000 shares of common stock to Mr. Provencher, President of the Company, to resolve the Company's outstanding accrued compensation balance of $130,853 at June
30, 1999. Based on the bid and ask prices of its stock on the date awarded, the shares were recorded as having a value of $15,000. The remaining $115,853 was recorded in the financial records of the Company as an extraordinary gain.

Employment Agreement
------------------------------
In July 1995, the Board of Directors approved a three year employment agreement (the "Employment Agreement") with Mr. Provencher to act as its President and Chief Executive Officer which includes a base salary of $120,000 per year. The Employment Agreement also provides Mr. Provencher with, among other items, an automobile allowance, disability insurance, life insurance and major medical insurance. Although this employment agreement has expired, the Company continues to operate as if the agreement had been extended.

As a condition to entering into the Employment Agreement, the Company agreed to revise the conversion provisions of the Preferred Convertible Series C
stock that is exclusively held by Mr. Provencher.   Each share of Series C
stock is convertible into 10,352 shares of common stock of the Company at the option of the holder conditioned on: (a) the Company achieving certain profitability targets; or (b) the Company disposing of substantially all of its assets; or (c)a change of control of the Company. In return, Mr. Provencher agreed to forfeit all stock options which had been previously awarded to him by the Company (i.e., approximately 83,500).

Deferred Compensation Plan
-------------------------------------
On July 1, 1995, the Company adopted a Deferred Compensation Plan. The purpose of the Plan is to provide a means by which certain key employees may elect to defer receipt of designated percentages or amounts of their compensation and to provide a means for certain other deferrals of compensation. The Plan is intended to be a plan which is unfunded within the meaning of Sections 201(2) and 301(a)(3) of the ERISA Act of 1974. In 1996, 1997 and 1998, Mr. Provencher elected to defer $12,000 per year of the compensation shown above pursuant to this plan.

Incentive Stock Option Plan
----------------------------------
On February 26, 1988, the Company adopted an Incentive Stock Option Plan (the "Plan"), under which options granted are intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan was further modified by vote of the Company's shareholders at the annual Company shareholder's meeting which was held on June 3, 1989. Pursuant to the modified Plan, options to purchase up to 166,667 shares of the Company's Common Stock may be granted to employees of the Company. The Plan is administered by the Board of Directors, which is empowered to determine the terms and conditions of each option, subject to the limitation that the exercise price cannot be less than the market value of the Common Stock on the date of the grant (110% of the market value in the case of options granted to an employee who owns 10% or more of the Company's outstanding Common Stock) and no option can have a term in excess of 10 years (5 years in the case of options granted to an employee who owns 10% or more of the Company's outstanding Common Stock).

None of the options granted under this plan have been exercised. Furthermore, all outstanding option grants under this plan expired in 1997.

Non-employee Director Compensation
-------------------------------------------------
One of the Company's directors in 1996, Mr. Robert Vallis, was not an employee of the Company. Mr. Vallis' term as a director expired in July, 1996.

On January 30, 1995, as part of his compensation, Mr. Vallis was issued three warrants to purchase 15,000 shares in the aggregate of the Company's common stock at a price of $0.50 per share. These three warrants have been issued for time in service in each of three successive years: 1995, 1996 and 1997. Each such warrant became fully vested on the last day of its respective calendar year, became immediately exercisable on the first business day of the following year, and would expire ten years after becoming vested. Since Mr. Vallis' term as a director expired in July, 1996, warrants for service in 1997 were automatically terminated upon the completion of Mr. Vallis' term in 1996.

Indemnification and Limitation of Liability
----------------------------------------------------
The Company's Articles of Incorporation include provisions which eliminate or limit the personal liability of the Company's directors except in situations when a director shall be liable for (i) a breach of Section 7-5-114 of the Colorado Business Corporation Act, including liability for improper dividends or distributions; (ii) a breach of loyalty; (iii) failure to act in good faith; (iv) intentional misconduct or knowing violation of the law; or (v) obtaining an improper personal benefit. In addition, the Articles of Incorporation allow for the indemnification of any director or officer to the fullest extent permitted by the Colorado Corporation Code as in effect at the time of the conduct of such person.

In addition to the general indemnification provisions discussed above, the Company's employment agreement with Mr. Provencher includes an indemnification provision in which the Company agrees to indemnify, defend and hold harmless Mr. Provencher against and in respect to any and all claims, actions, demands, judgments, losses, costs, expenses, liabilities and penalties connected, directly or indirectly with any personal guaranty entered into or executed by Mr. Provencher guaranteeing indebtedness or obligations of the Company or its subsidiaries.

No employee of the Company receives any additional compensation for his services as a director. The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees. The Board of Directors may recommend one or more such programs for adoption in the future.

                      SUMMARY COMPENSATION TABLE FOR LEAPFROG

                                Long Term Compensation

____________________________________________________________________________
  Annual Compensat.                   Awards             Payouts
____________________________________________________________________________
(a)       (b)     (c)     (d)      (e)     (f)     (g)     (h)     (i)
                                   Other   Rest.                   All
Name and                           Annual  Stock           LTIP    Other
Principal  Calend.                 Comp.   Award(s)Opt.    P/outs  Comp.
Position   Year    Salary Bonus($) ($)     ($)     SARs(#) ($)     ($)
_____________________________________________________________________________

Director
Grebey,    1999    116,625
Jim                (annualized)
           1998    115,000

Director
Grogan,    1999     87,500
Dale                (annualized)
           1998     75,000
           1997     64,583

Director
Tucker,    1999     98,750
Randolph            (annualized)
           1998     85,000
           1997     80,833


ITEM 9.  INDEPENDENT PUBLIC ACCOUNTANTS

The Company hereby incorporates by reference any of the information required by paragraph (d) of this Item, that is contained in the Company's Form 10-KSB, Item 9, filed with the Securities and Exchange Commission on June 10, 1999.

A representative of Thomas Leger & Co. is expected to be pre paid or distributed. Proposal Four addresses the following:

On February 26, 1988, the Company adopted an Incentive Stock Option Plan
(the "Plan"), under which options granted are intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan was further modified by vote of the Company's shareholders at the annual Company shareholder's meeting which was held on June 3, 1989. The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

The Board of Directors has unanimously approved, and recommends for shareholder approval, the restatement and amendment of the Company's Incentive Stock Option Plan in order to increase the aggregate number of shares that may be issued pursuant to this Plan from 166,667 to 350,000 restricted shares and change the Plan such that options granted by the Board of Directors shall be subject to the limitation that (i) the exercise price cannot be less than 110% of the market value of the Common Stock on the date of the grant; (ii) no option can have a term in excess of 5 years measured from the grant date; (iii) no option may vest in a period of less than eighteen (18) months from the grant date; (iv) all options granted to an individual shall expire 30 days after the termination of employment, with or without cause, from the Company; and (v) options once granted by the Board of Directors may not have their terms altered in any way but may by mutual consent with the option holder be canceled.

No employees have yet been designated to receive securities under the Plan.


ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Action will be taken by the shareholders with respect to the restatement and amendment of the Company's Articles of Incorporation to effect a 1-for-7 (1:7) reverse stock split in Company Common Stock ("stock split"); and the Company's Articles of Incorporation will be amended to increase the number of common shares authorized from 6,666,667 to 30,000,000. Such increase in the authorized number of shares is being made to satisfy the Company's obligations under the Agreement, and to have such shares available for future equity/debt financing, employee stock option incentive plans and issuances that may be made in connection with potential business combination transactions. Currently, there are no plans, proposals or arrangements to use any of the additional authorized shares. No other action is to be taken by the Company with respect to the authorization or issuance of any class of securities of the Company, otherwise than for exchange.


ITEM 12.  MODIFICATION OR EXCHANGE OF SECURITIES

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.


ITEM 13.  FINANCIAL AND OTHER INFORMATION

The Company hereby incorporates by reference any of the information required by paragraph (a) of this Item, that is contained in the annual report to security holders and the Company's Form 10KSB, Item 8, filed with the Securities and Exchange Commission on June 10, 1999, and interim reports filed on Form 10QSB for the periods ended March 31, 1998, June 30, 1999 and September 30, 1999.

The Company and Leapfrog hereby provides the information as required by paragraph (a) of this Item as follows:

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma consolidated financial statements have been prepared to reflect the reverse acquisition of ALBARA and Albara Subsidiary by LEAPFROG through the issuance of 5,316,049 shares of no par value stock to the LEAPFROG shareholders in exchange for 100% of the outstanding common stock of LEAPFROG. The pro forma consolidated financial statements have been prepared as if the reverse acquisition had occurred as of September 30, 1999 with respect to the pro forma consolidated balance sheet, and as of January 1, 1999 and January 1, 1998 with respect to the pro forma consolidated statement of operations. The acquisition is accounted for as a reverse acquisition with LEAPFROG as the accounting acquirer since the shareholders of LEAPFROG will obtain voting control of ALBARA pursuant to the transaction. The historical consolidated financial information for ALBARA has been adjusted to reflect a 1-for-7 reverse stock split and the authorization of additional shares of stock. See ITEM 14 for additional information regarding the transaction. In the opinion of management of ALBARA, the pro forma financial statements should be read in conjunction with the historical financial statements of ALBARA and LEAPFROG and the notes thereto. In the opinion of management of ALBARA and LEAPFROG (the "Management"), all adjustments necessary to present fairly such pro forma unaudited consolidated financial statements have been made. These statements are provided for informational purposes only and are not necessarily indicative of what the actual financial results of operation would have been had the transaction occurred on the dates indicated above nor do they attempt to represent the financial results which would have occurred had the merger been consummated on the dates indicated.

                      Albara Corporation and Subsidiary and
                   Leapfrog Smart Products, Inc. and Subsidiary
                       Pro Forma Consolidated Balance Sheet
                    Nine Month Period Ended September 30, 1999

                        Albara                    Pro Forma
                        As Restated   Leapfrog    Adjustments      Pro Forma
ASSETS
Current Assets:
Cash                    $       450   $           $                      450
Accounts receivable                        8,585                       8,585
Related party receivables                 50,692                      50,692
Inventory                                 17,500                      17,500
Prepaid expenses                          22,600                      22,600


                                450       99,377  $                   99,827

Property and equipment,net$              228,965  $                  228,965
Capitalized software                     273,000                     273,000
Goodwill, net                             28,000                      28,000
Other assets                               7,110                       7,110

                                450      636,452  $                  636,902

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Bank overdraft         $              $    9,363  $                  $ 9,363
Accounts payable             14,925      290,957      20,500  3      326,382
Accrued payroll taxes
  and interest                            58,554                      58,554
Notes payable                            388,673                     388,673
Related party payables                 1,540,334                   1,540,334

                             14,925    2,287,881                   2,323,306

Minority interest                        (11,770)                    (11,770)

Stockholders' Deficit:
Preferred stock              14,625                                   14,625
Common Stock              3,936,288       46,555     (46,555) 1    2,468,406
                                                  (1,467,882) 2

Additional paid-in capital             2,450,951  (3,918,833) 1
                                                   1,467,882  2


Accumulated deficit      (3,965,388)  (4,137,165)  3,965,388  1   (4,157,665)
                                                     (20,500) 3
Total Shareholder's
Deficit                     (14,475)  (1,639,659)    (20,500)     (1,674,634)

                         $      450      636,452                     636,902


                      Albara Corporation and Subsidiary and
                  Leapfrog Smart Products, Inc. and Subsidiary
                  Pro Forma Consolidated Statement of Operations
                    Nine Month Period Ended September 30, 1999


                       Albara                   Pro Forma
                       As Restated   Leapfrog   Adjustments     Pro Forma

Net revenue                          $ 71,834   $                  71,834

Cost of sales                          57,061                      57,061
Gross profit                           14,773                      14,773
Selling, general and
 administrative
 expenses                   94,461  1,424,387        20,500     1,539,348
Loss from operations       (94,461)(1,409,614)                 (1,524,575)

Other Income (expense)
Other income                 5,116                                  5,116
Interest income                944                                    944
Interest expense               (66)  (315,298)                   (315,364)
Minority interest in loss                 752                         752

Loss before
extraordinary gain         (88,467)(1,724,160)                 (1,833,127)

Extraordinary gain-
Frgiveness of debt         109,853                                109,853

Net Loss                    21,386 (1,724,160)      $20,500    (1,723,274)

Loss Per Common
and Common Equivalent

Basic

Loss before
extraordinary gain    $      (0.35)    (0.41)                       (0.31)

Extraordinary gain            0.44                                   0.02

Net Loss                      0.09     (0.41)                       (0.29)

Diluted
Loss before
extraordinary gain    $      (0.35)    (0.41)                       (0.31)

Extraordinary gain            0.44                                   0.02

Net loss                      0.09     (0.41)                       (0.29)

Average number of
common and common
equivalent shares
outstanding

Basic                      251,643 4,166,032                    5,841.293
Diluted                    254,429 4,166,032                    5,844.079


                      Albara Corporation and Subsidiary and
                   Leapfrog Smart Products, Inc and Subsidiary
                  Pro Forma Consolidated Statement of Operations
                           Year Ended December 31, 1998


                        Albara                     Pro Forma
                        As Restated    Leapfrog    Adjustments     Pro Forma

Net revenue               $              86,360    $               $  86,360
Cost of Sales                            65,906                       65,906
Gross profit                             20,454                       20,454

Selling, general and
administrative expenses     190,430   1,509,184         20,500 3   1,720,114

Loss from operations       (190,430) (1,488,730)                  (1,699,660)

Other income (expense)      (26,729)      4,859                      (21,870)
Interest income               1,013         388                        1,401
Interest expense            (16,360)    (36,312)                     (52,672)
Minority interest in loss                 2,046                        2,046

Net loss                   (232,506) (1,517,749)        20,500    (1,770,755)

Loss Per Common
And Common Equivalent

Basic net loss            $   (1.11)    $ (0.49)                    $  (0.31)

Diluted net loss          $   (1.10)    $ (0.49)                    $  (0.31)

Average Number
of Common and
Common Equivalent
Shares Outstanding

Basic                       208,786   3,125,793                    5,798,437
Diluted                     211,571   3,125,793                    5,801,223

Notes to Pro Forma Financial Statements

1. Adjustment to record common stock issued to acquire net assets of Albara and recapitalize Leapfrog with the capital structure of Albara.

2. Adjustment to reflect the excess of acquisition cost over the fair value of assets received as a reduction of common stock since there is an accumulated deficit.

3.  Adjustment for the estimated expense of the merger.


                      LEAPFROG SMART PRODUCTS, INC.
                             AND SUBSIDIARY
                (A Corporation in the Development Stage)

                           FINANCIAL STATEMENTS
                     FOR THE NINE MONTH PERIOD ENDED
                           SEPTEMBER 30, 1999
                               (UNAUDITED)
                             AND FOR THE YEARS
                    ENDED DECEMBER 31, 1998 AND 1997
                                (AUDITED)

LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY

Table of Contents


Report of Independent Certified Public Accountants     1

Consolidated Financial Statements

     Consolidated Balance Sheets                       2

     Consolidated Statements of Operations             3

     Consolidated Statements of Changes in
          Stockholders' Deficit                        4

     Consolidated Statements of Cash Flows             5

     Notes to Consolidated Financial Statements        6 - 16

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders
Leapfrog Smart Products, Inc. and Subsidiary
Orlando, Florida

We have audited the accompanying consolidated balance sheet of Leapfrog Smart Products, Inc. (a corporation in the development stage) and Subsidiary as of December 31, 1998 and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for the years ended December 31, 1998 and 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Leapfrog Smart Products, Inc. (a corporation in the development stage) and Subsidiary as of December 31, 1998, and the consolidated results of their operations and cash flows for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.


               LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                 (A Corporation in the Development Stage)
                       Consolidated Balance Sheets


                                     Nine
                                     Month Period
                                     Ended September 30,        Year Ended
                                     1999                       December 31,
                                     (Unaudited)                1998

Assets

Current assets:
   Cash                              $                0         $   40,872
   Accounts receivable                            8,585              3,000
   Related party receivables(Note 2)             50,692             35,792
   Inventory                                     17,500             31,500
      Prepaid expense                            22,600              2,000
      Total current assets                       99,377            113,164
      Property and equipment, net (Note 3)      228,965            201,788
      Goodwill, net                              28,000                  0
      Capitalized Software                      273,000                  0
      Other assets                                7,110              4,210

      Total Current Assets           $          636,452         $  319,162

Liabilities and Stockholders' Deficit

Current liabilities:
      Bank overdraft                $             9,363         $        0
      Accounts payable                          290,957            365,340
      Accrued payroll taxes
       and interest                              58,554             36,186
      Notes payable (Note 4)                    388,673            482,490
      Related party payables (Note 5)         1,540,334             44,258
      Convertible notes payable (Note 6)              0             25,000
      Deferred income (Note 7)                        0             11,500

               Total current liabilities      2,287,881            964,774
Commitments and contingencies (Note 10)               0                  0

Minority interest                               (11,770)           (11,018)
Stockholders' deficit (Note 9):
 Common stock, $.01 par value, 5,000,000 shares
  issued and authorized, 4,655,554 and 3,767,219
  shares outstanding                             46,555             37,672
Additional paid-in capital                    2,450,951          1,740,739
Accumulated deficit                          (4,137,165)        (2,413,005)

                Total stockholders' deficit  (1,639,659)          (634,594)


                                              $ 636,452          $ 319,162

The accompanying notes are an integral part of these consolidated financial statements.

                   LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY

                     (A Corporation in the Development Stage)

                      Consolidated Statements of Operations

                                       For the Nine
                                       Months
                                       Ended September 30,    For the Year
                                       1999       1998        Ended December 31,
                                    (Unaudited)  (Unaudited)  1998      1997

Net revenue                          $ 71,834   $ 60,100    $ 86,360  $ 672,897
Cost of sales                          57,061     62,722      65,906    480,324
Gross profit                           14,773     (2,622)     20,454    192,573
Selling, general and
  administrative expenses           1,424,387  1,125,932   1,509,184    833,904
Loss from operations               (1,409,614)(1,128,554) (1,488,730)  (641,331)
Other income (expense)
   Other income                             0      3,381       4,859      4,542
   Interest income                          0          0         388          0
   Interest expense                  (315,298)    (4,634)    (36,312)   (22,010)
   Loss before minority interest   (1,724,912)(1,129,807) (1,519,795)  (658,799)
Minority interest in loss                 752      1,367       2,046      8,972

Net loss                         $ (1,724,160)(1,128,440) (1,517,749)$ (649,827)
Net loss per share of
   common stock                  $      (0.41) $   (0.38)    $ (0.49)   $ (0.37)

Weighted average common
shares and share equivalents
outstanding                         4,166,032  2,998,520   3,125,793   1,734,305

The accompanying notes are an integral part of these consolidated financial statements.

                LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                  (A Corporation in the Development Stage)
        Consolidated Statements of Changes in Stockholders' Deficit



                                     Deficit
                                     Additional Accumulated       Total
                    Common Stock     Paid-in    During the        Stockholders'
                    Shares Par Value Capital    Development Stage Equity

Common stock
  issued to
  founding
  stockholders
  on April 11,
  1996          1,414,000    $14,140  $ 153,960 $         0        $   168,100

Net loss
  (Unaudited)           0          0          0    (245,429)          (245,429)

Balance,
 December 31,
 1996           1,414,000     14,140    153,960    (245,429)           (77,329)
Issuance of
 common stock   1,070,846     10,708    418,792           0            429,500

Net loss                0          0          0    (649,827)          (649,827)

Balance,
 December 31,
 1997           2,484,846     24,848    572,752    (895,256)          (297,656)
Issuance of
  common
  stock         1,066,373     10,664    954,147           0            964,811
Issuance of
 common stock
 for conversion
 of notes payable 216,000      2,160    213,840           -            216,000

Net loss                0          0          0  (1,517,749)        (1,517,749)

Balance,
 December 31,
 1998           3,767,219     37,672  1,740,739  (2,413,005)          (634,594)

The accompanying notes are an integral part of these consolidated financial statements.

                LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY

                  (A Corporation in the Development Stage)
                    Consolidated Statements of Cash Flows

                                       For the Nine Months
                                       Ended September 30,   For the Year
                                       1999          1998    Ended December 31,
                                   (Unaudited)   (Unaudited)   1998       1997
Cash flows from operating
 activities:
 Net loss                          (1,724,160)  (1,128,440)(1,157,749)(649,827)
 Adjustments to reconcile net
  loss to net cash used by
  operating activities:
   Issuance of common stock in
    connection with the
    issuance of related party
    notes payable                     286,096            0          0        0
   Issuance of common stock
    consulting services                37,500            0          0        0
   Issuance of common stock for
    conversion of notes payable         2,000            0     16,000        0
   Issuance of c   45,354   24,395
Cash provided by (used for):
   Accounts receivable                 (5,585)        (411)    (3,000)       0
   Inventory                           14,000            0    (31,500)  24,000
   Prepaid expenses and other assets  (23,500)        (450)    (2,450)  (1,212)
      Bank overdrafts                   9,363        1,949          0   (1,208)
      Accounts payable                (74,383)     124,932    281,503   83,837
      Accrued expenses                 22,368       36,400     18,961   13,309
      Deferred revenue                (11,500)     (32,789)   (21,289)  32,789
      Minority interest in loss          (752)      (1,367)    (2,046)  (8,972)

Net cash used by operations        (1,434,507)    (974,377)(1,212,966)(486,269)

Cash flows from investing activities:
    Net increase in related party
       receivables                    (14,900)     (18,684)   (32,070)       0
    Purchases of property and
       equipment                      (57,723)     (91,356)   (85,626)(146,837)
    Capitalized Software              273,000            0          0        0
    Proceeds from sale of vehicle           0            0          0    8,473
Net cash used for investing
activities                           (345,623)    (110,040)  (117,696)(138,364)


Cash flows from financing activities:
      Proceeds from issuance of
        common stock                  336,999      781,860    964,811   429,500
Proceeds from issuance of
        convertible notes payable           0       35,000     25,000   200,000
     Net proceeds(payments)from notes
        payable                       (93,817)     239,732    335,890    (3,400)
     Net proceeds from related party
        payables                    1,496,076       15,150     33,158    11,100

Net cash provided by financing
     activities                     1,739,258    1,071,742  1,358,859   637,200
Increase in cash                      (40,872)     (12,675)    28,197    12,567
Cash, beginning of period              40,872       12,675     12,675       108

Cash, end of period                       $ 0            0   $ 40,872  $ 12,675

Supplemental disclosures of cash flow information:
 Interest paid                       $ 22,815       $7,575   $ 20,655   $18,013
 Conversion of notes payable
  plus interest into common stock    $ 27,000          $ 0   $216,000   $     0
 Issuance of common stock in
  connection with the acquisition
  of additional shares of Conduit
  Healthcare Solutions, Inc.          $30,000           $0        $ 0        $0

The accompanying notes are an integral part of these consolidated financial statements.

                LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                  (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 1 - NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES:

Nature of Activities - Leapfrog Smart Products, Inc. ("Leapfrog") and Subsidiary (the "Company") was incorporated as a Florida corporation on April 11, 1996 originally under the name Telephones! Telephones!, Inc. and later changed its name to Leapfrog Smart Products, Inc. The Company focuses on the design, development, licensing and marketing of Smart card applications and related database management systems and services. The Smart card is a wallet-sized plastic card with an embedded computer chip carrying a myriad of accessible data retrievable on demand and capable of fully integrating a variety of everyday functions with security features.

At December 31, 1997, Leapfrog owned 80% of the common stock of Leapfrog Health Care Products, Inc., which was incorporated January 2, 1997 as a Florida corporation. Leapfrog's ownership increased to 96% during 1998.

Principles of Consolidation - The consolidated financial statements include the accounts of Leapfrog Smart Products, Inc. and its majority owned subsidiary, Leapfrog Health Care Products, Inc. All material intercompany transactions and balances have been eliminated with the offsetting creation of minority interest.

Liquidity - The Company has sustained losses and negative cash flows from operations since its inception. The Company's ability to meet its obligations in the ordinary course of business is dependent upon its ability to raise additional financing through public or private equity financings, establish profitable operations, enter into collaborative or other arrangements with corporate sources, or secure other sources of financing to fund operations.

Management intends to raise working capital through additional equity and/or debt financings in the near future. If anticipated financing transactions and operating results are not achieved, management has the intent and believes it has the ability to delay or reduce expenditures so as not to require additional financial resources, if such resources were not available on terms acceptable to the Company. In light of management's ability to delay and reduce expenditures, it is believed by management that it will be able to continue in business for the next 12 months.

The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in the new and rapidly evolving markets for Smart card products and services. These risks include the failure to develop and extend the Company's products and services, the rejection of such services by Smart card consumers, vendors and/or advertisers, the inability of the Company to maintain and increase its customer base, as well as other risks and uncertainties. In the event that the Company does not successfully implement its business plan, certain assets may not be recoverable.

                   LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                     (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 1 - NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

Development Stage Company - For the period from inception (April 11, 1996) through December 31, 1998, the Company was a development stage enterprise, as planned principal operations had not yet begun to generate significant revenue. In its development stage, all pre-operating costs have been expensed as incurred.

Cash Equivalents - The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

Inventory - Inventory consists primarily of software purchased for resale and is stated at the lower of cost or market determined on a first-in, first-out basis.

Property and Equipment - Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Expenditures for repairs and maintenance are charged to operating expense when incurred. Expenditures for major renewals and betterments, which extend the useful lives of existing equipment, are capitalized and depreciated. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the statements of operations.

Software Development Costs - Software development costs incurred prior to the establishment of technological feasibility are expensed as incurred. Software development costs incurred subsequent to the feasibility are capitalized, if material. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future gross product revenue, estimated economic product lives and changes in software and hardware technology.

Revenue Recognition - The Company develops Smart card applications for its clients that are often specifically developed internally or through third-party vendors. The Company recognizes revenue when the product is delivered to the customer.

Income Taxes - The Company follows the provisions of Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes", which requires the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been included in the Company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between financial statement and tax basis of assets and liabilities using enacted tax rates in effect when these differences are expected to reverse. Valuation allowances are established when appropriate, to reduce deferred tax assets to the amount expected to be realized.

                   LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                     (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 1 - NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Long-Lived Assets - Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" requires that long-lived assets and certain identifiable intangibles to be held and used or disposed of by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company has adopted this statement and determined that no impairment loss need be recognized for applicable assets of continuing operations.

Stock-Based Compensation - Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" encourages, but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related Interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

Earnings Per Share - During 1998, the Company adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share", which requires presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS"). The computation of Basic EPS is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period.

The computation of Diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on earnings.

                LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                  (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 1 - NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

The shares used in the computation are as follows:


          December 31,              1998              1997
          Basic EPS               3,125,793         1,734,305
          Diluted EPS             3,125,793         1,734,305

Capital Structure - In 1998, the Company has adopted Statement of Financial Accounting Standards No. 129 ("SFAS No. 129"), "Disclosure of Information about Capital Structure". Capital structure disclosures required by SFAS 129 include liquidation preferences of preferred stock, information about the pertinent rights and privileges of the outstanding equity securities, and the redemption amounts for all issues of capital stock that are redeemable at fixed or determinable prices on fixed or determinable dates. As of December 31, 1998 and 1997, the Company has no items which would be affected by this disclosure requirement.

Comprehensive Income - In June 1997, Statement of Financial Accounting Standards No. 130, ("SFAS No. 130") "Reporting Comprehensive Income", was issued. SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in the financial statements. As of December 31, 1998 and 1997, the Company has no items that represent comprehensive income, and therefore, has not included a schedule of comprehensive income in the consolidated financial statements.

Fair Value Of Financial Instruments - The carrying value of cash and cash equivalents, accounts receivable, related party receivables, accounts payable, accrued payroll and interest, notes payable, related party payables, convertible notes payable, and deferred income approximates fair value due to the relatively short maturity of these instruments.

Impact of Year 2000 Issue - During the year ended December 31, 1998, the Company conducted an assessment of issues related to the Year 2000 and determined that it was not necessary to modify or replace portions of its software in order to ensure that its computer systems will properly utilize dates beyond December 31, 1999. At this time, the Company cannot determine the impact the Year 2000 will have on its key customers or suppliers. If the Company's customers or suppliers do not convert their systems to become Year 2000 compliant, the Company may be adversely impacted. The Company is addressing these risks in order to reduce the impact on the Company.

                LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                  (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 1 - NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

Recent Accounting Pronouncements - During 1998, the Financial Accounting Standards Board ("FASB") issued statement of Financial Accounting Standards No. 131 ("SFAS No. 131"), "Disclosure About Segments of an Enterprise and Related Information" which changes the way public companies report information about segments. SFAS 131 establishes standards for the way public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. This statement is effective for the Company's 1998 fiscal year. Management is in the process of evaluating the Computer Software Developed or Obtained for Internal Use". SOP 98-1 is effective for fiscal years beginning after December 15, 1998. Management believes that the Company is substantially in compliance with this pronouncement and that the implementation of this pronouncement will not have a material effect on the Company's financial position, results of operations or cash flows.

In 1998, the FASB issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), "Accounting for Derivative Instruments and Hedging Activities." This statement establishes accounting and reporting guidelines for derivatives and requires an establishment to record all derivatives as assets or liabilities on the balance sheet at fair value. Additionally, this statement establishes accounting treatment for four types of hedges: hedges of changes in the fair value of assets or liabilities, firm commitments, forecasted transactions and hedges of foreign currency exposures of net investments in foreign operations. Any derivative that qualifies as a hedge, depending upon the nature of that hedge, will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. SFAS No. 133 is effective for years beginning after June 15, 2000. The Company does not currently participate in these types of financing activities and does not anticipate that the adoption of this statement will have a material impact on its consolidated balance sheets, statements of operations, or cash flows.

Unaudited Interim Statements - The financial statements as of September 30, 1999 and for the nine months ended September 30, 1999 and 1998 are unaudited; however, in the opinion of the management of the Company, all adjustments (consisting solely of normal recurring adjustments) necessary to a fair presentation of the financial statements for these interim periods have been made. The results for the interim period ended September 30, 1999 are not necessarily indicative of the results to be obtained for a full year.

                   LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                     (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 2 - RELATED PARTY RECEIVABLES

The Company has various notes and balances receivable from employees, stockholders and/or directors. Some balances are in the form of advances and others have notes with interest rates ranging from 6% to 8%. All balances are due within one year and are considered fully collectible by management.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31,:

                                  Estimated
                                  Useful
                                  Lives In
                                  Years
------------------------------------------------------------------------
Computer hardware                   5                       $    175,937
Computer software                   3                             32,253
Furniture and fixtures              7                             32,118
Leasehold improvements              4                              7,000
Construction in progress            -                             26,830
                                                                 274,138

Less - accumulated depreciation                                   72,350

Property and equipment, net                                     $201,788

                LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                  (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 4 NOTES PAYABLE

Notes payable consist of the following:

December 31,                                                             1998
-----------------------------------------------------------------------------
Note payable to bank, interest due in monthly
installments at the bank's prime rate, principal
due April 20, 1998, guaranteed
by certain stockholders
and officers.                                                              $-

Note payable to bank, interest due in monthly
installments at the bank's prime rate plus 1%,
principal due October 5, 1999, guaranteed by certain
stockholders and officers, secured by all company assets.             150,000

Note payable to bank, interest due in monthly
installments at the bank's prime rate plus 1%,
principal due August 18, 1999, guaranteed by certain
stockholders and officers, secured by all company assets.             100,000

Note payable to bank, interest due in monthly
installments at the bank's prime rate plus 1%,
principal due February 21, 1999, guaranteed by certain
stockholders and officers, secured by all company assets.              50,000

Note payable to bank, interest due in monthly
installments at the bank's prime rate plus 1%,
principal due September 4, 1999, guaranteed by certain
stockholders and officers, secured by all company assets.              50,000

Two $50,000 notes payable to Publicker, due
October 9, 1999 and September 18, 1999,
with no interest.                                                     100,000

Note payable of $15,333 to Career Concepts, Inc.,
6% interest, $750 monthly payments.  This note
became delinquent on August 15, 1998.                                  14,083

Note payable of $11,424 to Executive Press,
10% interest, $500 monthly payments.  This note
became delinquent on August 13, 1999.                                  10,174

Note payable of $11,783 to Worldwide Plastics, Inc.,
10% interest, $500 monthly payments.
This note became delinquent on March 15, 1999.                          8,233

                                                                     $482,490

                LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                  (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 5 - NOTES PAYABLE TO RELATED PARTIES

On July 20, 1998 a $15,000 note was issued to a stockholder at 6% interest with interest and principal due November 1, 1998. This note was past due at December 31, 1998, but during 1999 it was repaid in cash and stock. A vendor, also a stockholder, was issued a note for $5,000 during 1998 in lieu of an outstanding accounts payable balance. During 1998, a $12,958 note was issued to an employee and stockholder at 10% interest due November 1, 1999. A $10,000 note was issued to a director and stockholder during 1997 and is still outstanding. There were other balances due to related parties of $1,300 and $1,100 as of December 31, 1998.


NOTE 6 - CONVERTIBLE NOTES PAYABLE

The Company issued notes payable to seven stockholders totaling $200,000 during 1997. The notes were issued at 8% interest, interest not due for one year, principal due in 36 months. The notes were convertible at $1.00, $1.50 and $2.00 per share at the end of year's one, two and three, respectively. All of these notes were converted into 216,000 shares of common stock during 1998 on the one-year anniversary of each of the notes at $1.00 per share including interest payable for the year.

During 1998, another convertible note was issued for $25,000. This note is convertible into stock as stated above, but had not been converted as of December 31, 1998.


                LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                  (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 8- INCOME TAXES

The components of the net deferred tax assets consist of the following:


December 31,                                                       1998
Deferred tax assets:
Net operating loss carryforwards                               $662,000
    Other                                                       155,000
Gross deferred income tax assets                                817,000
Valuation allowance                                            (803,000)
Total deferred income tax assets                                 14,000
Total deferred income tax liabilities                           (14,000)
Net deferred income tax assets                                        -


The following summary reconciles differences from taxes at the federal statutory rate with the effective rate:



December 31,                                                      1998

Federal income taxes at statutory rates                          (34.0%)
State taxes, net of federal benefit                               (5.0%)
Losses without tax benefits                                       39.0%
Income taxes at effective rate

Unused net operating losses for income tax purposes, expiring in various amounts through 2018, of approximately $1,700,000 are available at December 31, 1998, for carryforward against future years' taxable income. Under
Section 382 of the Internal Revenue Code, the annual utilization of this loss may be limited due to changes in ownership. The tax benefit of these losses of approximately $662,000 has been offset by a valuation allowance due to it being more likely than not that the deferred tax assets will not be realized.

The valuation allowance increased $551,000 for the year ended December 31, 1998.


NOTE 9 - STOCKHOLDERS' EQUITY

On July 2, 1998, the Company completed a two for one stock split with respect to its common stock. All common share information, included in the accompanying consolidated financial statements, has been retroactively adjusted to give effect to the stock split.

                LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                  (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 9 - STOCKHOLDERS' EQUITY (CONTINUED)

Statement of Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock Based Compensation," requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock options had been determined in accordance with the fair value based method prescribed in SFAS 123. The Company estimates the fair value of each stock option at the grant date by using a Black-Scholes option-pricing model with the following assumptions used for grants in the 1998 option-pricing model as follows: no dividend yield, no market for stock, risk-free interest rate of 6.3% and expected lives ranging from two to five years. Assumptions used in the year ended 1997 option-pricing model are as follows: no dividend yield, no market for stock, risk-free interest rates ranging from 5.3% to 6.5%, and expected lives ranging from three to five years. Had compensation cost been determined based on the fair value of options at their grant dates in accordance with SFAS 123, the Company would have had no effect on net operations for fiscal 1998 or 1997 as the option exercise price was higher than the determined fair value.

The following table summarizes information about non-plan stock option activity for the years ended December 31, 1998 and 1997:




                                         Weighted-Average Weighted-Average
                                         Exercise Price   Fair Value of
                             Shares      Per Share        Options Granted
Balance, December 31, 1996   764,295     $            -   $             -
Granted - at market          137,000                .84                 -
Exercised                   (260,846)               .25                 -
Canceled                           -                  -                 -
Balance, December 31, 1997   640,449                .84                 -
Granted - at market          172,000               1.21                 -
Exercised                   (367,390)              1.00                 -
Canceled                           -                  -                 -
Balance, December 31, 1998   445,059              $1.16    $            -

The following table summarizes information about non-plan stock options outstanding and exercisable at December 31, 1998:



Range of    Number         Options         Weighted-  Number         Weighted-
Exercise    Outstanding    Outstanding     Average    Exercisable    Average
Prices                     Weighted-       Exercise                  Exercise
                           Average         Price                     Price
                           Remaining Life

$0.25-1.75  445,059        3 years         $   1.16   445,059        $   1.16

                LEAPFROG SMART PRODUCTS, INC. AND SUBSIDIARY
                  (A Corporation in the Development Stage)

Notes to Consolidated Financial Statements

NOTE 10 - COMMITMENTS AND CONTINGENCIES

The Company leases three locations of office space under various leases. The company also leases one vehicle. Rental expense under the operating leases for the years ended December 31, 1998 and 1997 amounted to $50,352 and $35,928, respectively. The Company's future minimum lease payments as of December 31, 1998 were as follows:

Year ending December 31,                             Minimum
                                                     Commitments
1999                                                 $30,126
2000                                                  26,030
2001                                                   1,850

Total                                                $58,006



NOTE 11 - EMPLOYMENT AGREEMENTS

The Company had an employment agreement in effect with an employee for 12 months beginning July 1, 1997. The contract has expired and has not been renewed.

The Company currently has an employment agreement with another employee for a term of 24 months beginning January 6, 1998. The base annual salary under this agreement is $115,000 per year. The agreement also granted 20,000 stock options at $1.00 per share which vest at the end of 12 months of employment.


NOTE 12 - SUBSEQUENT EVENTS

On September 3, 1999, the Company entered into a letter of intent with Albara Corp. ("Albara") whereby Albara shall acquire all of the issued and outstanding common stock of Leapfrog in consideration for 6,000,000 shares of Albara common stock. Additionally, Albara will issue 30,000 shares of its common stock to a consultant in consideration for services rendered in relation to this transaction. As of November 17, 1999, no closing has occurred.

On October 18, 1999, the Company changed the name of its subsidiary, Leapfrog Health Care Products, Inc., to Conduit Healthcare Solutions, Inc.

                 LEAPFROG MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS


The following discussion should be read in conjunction with the Financial Statements and related notes thereto included elsewhere in this section.


PLAN OF OPERATION

LEAPFROG does not currently have any external sources of working capital. LEAPFROG'S Management has not entered into any commitments for significant capital expenditures. Furthermore, there are no plans to hire additional employees unless Management is successful in securing a substantial capital infusion.

On October 25, 1999, LEAPFROG entered into an Agreement to be acquired by ALBARA. This transaction will be structured as a reverse acquisition whereby the existing shareholders of LEAPFROG will obtain control of ALBARA. Upon completion of this business combination transaction, there can be no assurance that the combined companies will have sufficient funds to undertake any significant development, marketing and manufacturing activities.

Accordingly, the combined companies will be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, software development, sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the LEAPFROG business is provided in ITEM 14.

RESULTS OF OPERATIONS

Nine Months Ended September 30, 1999 Compared to Nine Months Ended September 30, 1998

Revenues and Gross Profits:

LEAPFROG is a development stage company with virtually no revenues. Revenues for the nine months ended September 30, 1999 increased $12,000, from $60,000 to $72,000, a 20% increase compared to the first nine months of 1998. Revenues are associated with the sale of predominantly hardware related items such as Smart card readers/writers utilized in pilot evaluation programs, software testing programs and specialized software solutions by potential future users of LEAPFROG's software products. Gross profit margin for the nine months ended September 30, 1999 increased to 21% from a negative 4% in the same period of 1998. In 1998, LEAPFROG initiated its pilot programs by providing hardware at cost and in some cases below cost. In 1999, Management has focused on selling these items at a small but positive gross margin to ensure that handling costs are covered.

Selling, General and Administrative Expenses: Selling, general and administrative expenses for the nine month period ending September 30, 1999 increased $298,000 from $1,126,000 to $1,424,000, a 26% increase compared to the first nine months of 1998. This increase is net of $273,000 in software development expenditures that have been capitalized during the nine month period ending September 30, 1999. This increase is primarily associated with expenses incurred in preparing a marketing plan, hiring senior marketing and sales personnel to prepare for an intended roll-out of software products in 2000 and the initial costs of developing sales, advertising and marketing materials, as well as product packaging. Significant expenses have been incurred in identifying potential contract opportunities and recruiting distributors and value added resellers who may participate in the intended product roll-out in 2000.

Other Income: Interest expense for the nine month period ending September 30, 1999 increased $310,000 from $5,000 to $315,000 when compared to the first nine months of 1998. In May 1999, LEAPFROG completed a debt offering to a select group of accredited investors providing net proceeds of $1,496,000.
As additional consideration LEAPFROG provided these note holders 381,461 shares of common stock. For accounting purposes, these shares of common stock were valued at $286,000 and that value was included as additional interest consideration and expense associated with the issuance of notes payable. Substantially all of the remaining interest expense in 1999 is directly associated with these outstanding notes payable.

Net Loss: Net loss for the nine month period ending September 30, 1999 increased $596,000 from $1,128,000 to $1,724,000, a 53% increase compared to the first nine months of 1998. This increase is net of $273,000 in software development expenditures that have been capitalized during the nine month period ending September 30, 1999. This increase is primarily associated with expenses incurred in preparing a marketing plan, hiring senior marketing and sales personnel to prepare for an intended roll-out of software products in 2000 and the initial costs of developing sales, advertising and marketing materials, as well as product packaging. Significant expenses have been incurred in identifying potential contract opportunities and recruiting distributors and value added resellers who may participate in the intended product roll-out in 2000. Net loss per share of common stock increased from $0.38 per share in 1997 to $0.48 per share in 1998. This increase is primarily due to the increase in losses realized offset by an increase in the weighted average number of common shares outstanding from 2,998,520 in the first nine months of 1998 to 4,166,032 in the same period of 1999.

Year Ended December 31, 1998 Compared to Year Ended December 31, 1997

Revenues and Gross Profits:
Revenues for the year ended December 31, 1998 decreased $587,000, from $673,000 to $86,000, an 87% decrease compared to 1997. In early 1997, LEAPFROG's revenues were primarily generated through the sale of long distance calling cards. As Management began to focus on developing an improved product offering in the long distance calling card industry, a decision was made to redirect the company in an effort to develop Smart card technology. As a result, 1998 revenues are associated with the sale of predominantly hardware related items such as Smart card readers/writers utilized in pilot evaluation programs, software testing programs and specialized software solutions by potential future users of LEAPFROG's software products. Gross profit margin for the year ended December 31, 1998 decreased to a negative 4% compared to 29% in the same period of 1997. In 1998, LEAPFROG initiated its pilot programs by providing hardware at cost and in some cases below cost. In 1997, gross margins were generated from the sale of long distance calling cards and are typical of that industry.

Selling, General and Administrative Expenses: Selling, general and administrative expenses for the year ended December 31, 1998 increased $675,000 from $834,000 to $1,509,000, an 81% increase compared to 1997. This increase is primarily associated with expenses incurred in establishing technical feasibility for LEAPFROG's "Plug and Play" architecture technology. Beginning mid-year 1997, as the technology development progressed, a significantly larger portion of LEAPFROG's financial resources were focused on establishing technical feasibility.

Other Income: Interest expense for year ended December 31, 1998 increased $14,000 from $22,000 to $36,000 when compared to 1997. This increase is directly related to the $194,000 increase in debt financing incurred in 1998 from an aggregate of $358,000 in 1997 to $552,000 in 1998.

Net Loss: Net loss for the year ended December 31, 1998 increased $868,000 from $650,000 to $1,518,000, a 134% increase compared to 1997. This increase is primarily associated with expenses incurred in establishing technical feasibility for LEAPFROG's "Plug and Play" architecture technology. Beginning mid-year 1997, as the technology set by an increase in the weighted average number of common shares outstanding from 1,734,305 in 1997 to 3,125,793 in 1998.

LIQUIDITY AND CAPITAL RESOURCES

Net cash used by operating activities increased $460,000 from $974,000 for the nine months ended September 30, 1998 to $1,434,000 for the nine months ended September 30, 1999. Net cash provided by financing activities increased $667,000 from $1,072,000 for the nine months ended September 30, 1998 to $1,739,000 for the nine months ended September 30, 1999. Financing activities in the first nine months of 1999 included the issuance of common stock providing $337,000 in the aggregate and the issuance of notes payable which provided a net of $1,496,000 offset by a $94,000 repayment of existing notes payable. Financing activities in the first nine months of 1998 included the issuance of common stock providing $782,000 in the aggregate and the issuance of notes payable that provided a net of $290,000.

Net cash used by operating activities increased $727,000 from $486,000 for the year ended December 31, 1997 to $1,213,000 for the year ended December 31, 1998. Net cash provided by financing activities increased $667,000 from $637,000 for the year ended December 31, 1997 to $1,359,000 for the year ended December 31, 1998.

Financing activities in 1998 included the issuance of common stock providing $965,000 in the aggregate and the issuance of notes payable that provided a net of $394,000. Financing activities in 1997 included the issuance of common stock providing $430,000 in the aggregate and the issuance of notes payable that provided a net of $208,000.

LEAPFROG continues to operate with a substantial working capital deficit. Working capital decreased from a negative $852,000 at December 31, 1998 to a negative $2,189,000 at September 30, 1999. This decrease is directly related to the increase in current liabilities from $965,000 at December 31, 1998 to $2,288,000 at September 30, 1999.

Like many early stage technology companies, the majority of LEAPFROG's assets are intangible assets such as copyrights, trademarks, and research and develop-ment costs which by their very nature are not reflected in the Company's balance sheet as assets. In the past, LEAPFROG's Management has been successful in attracting accredited investors who have purchased newly issued common stock. However, there can be no assurance that the combined companies will be able to obtain additional equity financing on similar terms in the future.

Over the past two years all of LEAPFROG's debt financing has been short-term notes payable. These notes can only be repaid if the combined companies successfully raise additional equity or debt financing. In addition to the cash requirement associated with repaying these notes, LEAPFROG will not be able to mount an effective national marketing campaign for its products without an additional infusion of capital. The Company does not have any commitments to provide additional capital funding. Accordingly, there can be no assurance that any additional funds will be available to the Company to allow it to repay its outstanding debt and to cover the expenses associated with executing its sales and marketing plan.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") issued by the Financial Accounting Standards Board ("FASB"), under which deferred tax assets and liabilities are provided on differences between the carrying amounts for financial reporting and the tax basis of assets and liabilities for income tax purposes using the enacted tax rates. Under SFAS 109, deferred tax assets may be recognized for temporary differences that will result in deductible amounts in future periods. A valuation allowance is recognized, if on the weight of available evidence, it is more likely than not that some portion or the entire deferred tax asset will not be realized.

NEW ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards No. 121, "Accounting for the Impair-ment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") issued by the FASB, is effective for financial statements for fiscal years beginning after December 15, 1995.The standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets, and goodwill, should be recognized and how impairment losses should be measured.

The Company does not expect adoption to have a material effect on its financial position or results of operations.

Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") issued by the FASB, is effective for specific transactions entered into after December 15, 1995. The disclosure requirements of SFAS 123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard established a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from non-employees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.

FEDERAL INCOME TAX ASPECTS OF INVESTMENT IN THE COMPANY

The discussion contained herein has been prepared by the Company and is based on existing law as contained in the Code, amended United States Treasury Regulations ("Treasury Regulations"), administrative rulings and court decisions as of the date of this Registration Statement. No assurance can be given that future legislative enactments, administrative rulings or court decisions will not modify the legal basis for statements contained in this discussion. Any such development may be applied retroactively to transactions completed prior to the date thereof, and could contain provisions having an adverse affect upon the Company and the holders of the Common Stock. In addition, several of the issues dealt with in this summary are the subjects of proposed and temporary Treasury Regulations. No assurance can be given that these regulations will be finally adopted in their present form.

Y2K COMPLIANCE

LEAPFROG has conducted an assessment of issues related to the Year
2000 and determined that all its computer driven systems and software in use are able to recognize, calculate, and display data-related dates correctly after the year 1999. At this time, LEAPFROG can not determine the impact the Year 2000 will have on its key suppliers. However, if LEAPFROG's key suppliers do not convert their systems to become Year 2000 compliant, LEAPFROG may be adversely impacted.

FORWARD LOOKING STATEMENT

This Management's Discussion and Analysis of Financial Condition and Results of Operations includes a number of forward-looking statements that reflect Management's current views with respect to future events and financial performance. Those statements include statements regarding the intent, belief or current expectations of LEAPFROG and members of its management team as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. The Company believes that its assumptions are based upon reasonable data derived from and known about its business and operations and the business and operations of LEAPFROG. No assurances are made that actual results of operations or the results of the Company's future activities will not differ materially from its assumptions.

ITEM 14.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

A Plan and Agreement of Merger was executed on October 25, by and among ALBARA, Leapfrog Merger, Inc., LEAPFROG and Real Provencher, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein. ALBARA is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 1560 Broadway, Denver, Colorado 80202, its principal executive office at 610 South Frazier, Conroe, Texas 77301, and its phone number is (409) 441-2650; LEAPFROG Merger, Inc. ("Albara Subsidiary" or the "Merger Surviving Corporation") is a wholly owned subsidiary of ALBARA duly organized and validly existing under the laws of the State of Florida, with its registered office located in the city of Orlando, County of Orange, State of Florida, and its principal executive office at 101 Maitland Center Commons, Maitland, FL 32751; LEAPFROG is a corporation duly organized and validly existing under the laws of the state of Florida, with its registered office located in the city of Orlando, County of Orange, State of Florida, its principal executive office at 1011 Maitland Center Commons, Maitland, FL 32751, and its phone number is
(407) 838-0400; and Real Provencher is the President of ALBARA.

The respective boards of directors of ALBARA, Albara Subsidiary and LEAPFROG deemed it desirable and in the best interests of their respective corporations, for ALBARA to acquire the outstanding capital stock of LEAPFROG by merging LEAPFROG into Albara Subsidiary in exchange for the issuance of shares of the common stock of ALBARA and have proposed, declared advisable and approved such merger (the "LEAPFROG Merger") pursuant to this Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of ALBARA, Albara Subsidiary and LEAPFROG. This Agreement requires that a shareholders' meeting be called by ALBARA for the purposes of approving the LEAPFROG Merger prior to closing.

The LEAPFROG Merger shall become effective on the "Effective Date", such date being the later upon which (i) amended Articles of Incorporation are filed with the Secretary of State of Colorado and (ii) a Certificate of Merger is filed with the Secretary of State of Florida. The "Closing Date" will be on or within one (1) business day of the date the Agreement is approved by the shareholders of ALBARA.


Effect of LEAPFROG Merger

In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of the Merger Surviving Corporation shall continue unaffected and unimpaired by the LEAPFROG Merger, and the corporate identity, existence, purposes, powers, objects, franchises, rights, and immunities of LEAPFROG shall be wholly merged with and into the Merger Surviving Corporation, and the Merger Surviving Corporation shall be fully vested therewith. Accordingly, on the Effective Date, the separate existence of LEAPFROG, except in so far as continued by statute, shall cease.

The laws of Florida shall continue to govern the Merger Surviving Corporation. On and after the Effective Date, the articles of incorporation of LEAPFROG shall be the articles of incorporation of the Merger Surviving Corporation until further amended in the manner provided by law and in such articles of incorporation (the "Articles"). On the Effective Date, the bylaws of LEAPFROG shall be the bylaws of the Merger Surviving Corporation (the "Restated Bylaws") until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Restated Bylaws.


Conversion of LEAPFROG's Stock and Other Securities

On the Effective Date, by virtue of the LEAPFROG Merger each share of LEAPFROG Common Stock and each LEAPFROG option to purchase LEAPFROG
Common Stock issued and outstanding immediately prior to the Effective Date shall be converted into the right to receive from ALBARA the following consideration (in the aggregate, the "LEAPFROG Consideration"):

          (i) Issuance of Shares and Options in connection with the LEAPFROG Merger. The aggregate number of ALBARA Shares of common stock to be issued or reserved for issuance in connection with the LEAPFROG merger shall be seven million seven hundred seventy-five thousand nine hundred ninety-nine (7,775,999). As soon as practicable after the LEAPFROG Merger becomes effective, ALBARA shall cause its transfer agent (the "Transfer Agent") to issue to the shareholders of LEAPFROG, on a pro rata basis, an aggregate of five million three hundred sixteen thousand forty-nine (5,316,049) Shares of ALBARA common stock in exchange for all the existing shares of LEAPFROG stock. Additionally, on the Effective Date, ALBARA shall issue option agreements to the option holders of LEAPFROG, on a pro rata basis, and reserve Shares of ALBARA common stock as a result of those option agreements totaling two million four hundred thirty-four thousand nine hundred fifty (2,434,950). In addition, on the Effective Date, ALBARA shall reserve 25,000 shares of ALBARA common stock for possible issuance in connection with an existing LEAPFROG Convertible Debt security.

               The calculation of pro rata distributions for the purposes of this section shall be made by dividing the aggregate number of ALBARA Shares of common stock to be issued or reserved for issuance in connection with the LEAPFROG merger by the aggregate number of LEAPFROG Shares of common stock issued or reserved as a result of options, warrants, convertible securities or other commitments. No other issuance of securities is required to effect the LEAPFROG Merger.

         (ii)  Fractional Interests.   No fractional shares of common stock
               of ALBARA or certificate or scrip representing the same shall be issued. In lieu thereof each holder of LEAPFROG Shares or LEAPFROG Options having a fractional interest arising upon such conversion will be rounded up into one full additional share of ALBARA common stock;

        (iii) Status of Common Stock. All Shares of common stock of ALBARA into which LEAPFROG Shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Shares;


LEAPFROG Shareholder Dissenter's Rights

The Board of Directors of LEAPFROG shall establish the value of LEAPFROG's Shares prior to the LEAPFROG Merger, and shall afford to the shareholders of LEAPFROG all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Florida Generally accepted accounting principles, and the capital surplus and retained earnings accounts of the Merger Surviving Corporation shall be determined, in accordance with generally accepted accounting principles, by the board of directors of the Merger Surviving Corporation. Nothing herein shall prevent the board of directors of the Merger Surviving Corporation from making any future changes in its accounts in accordance with law.

The LEAPFROG Merger is intended to qualify as a tax free forward triangular merger transaction described in Sec. 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code") to the shareholders of LEAPFROG.

At the Closing, (a) LEAPFROG shall deliver to ALBARA a statement (in such form as may be reasonably requested by counsel to ALBARA) conforming to the requirements of Section 1.897 - 2(h)(1)(i) of the United States Treasury Regulations, and (b) LEAPFROG shall deliver to the IRS the notification required under Section 1.897 - 2(h)(2) of the United States Treasury Regulations.

Investment Representation Letter

At the Closing, each of the LEAPFROG Shareholders shall execute and deliver to LEAPFROG an investment representation letter statement in such form as may be reasonably requested by counsel.

Leapfrog Smart Products, Inc.--Description of the Business

Founded in April of 1996, LEAPFROG is a Florida corporation dedicated to designing, developing, licensing, and marketing Smart card applications and related database management system and services. The Smart card is a wallet-sized plastic card with an embedded computer chip carrying a myriad of accessible data that is retrievable on demand and capable of fully integrating a variety of everyday functions with strict security features. Just like Microsoft writes software to operate PCs, LEAPFROG writes software to make computers called "Smart cards" work.

LEAPFROG currently has 32 full-time employees and a growing sales representative network. The engineering department is comprised of fourteen and a total of ten employees are associated with administrative roles. The sales and marketing team is comprised of eight people, which is expected to increase when the sales and marketing plan is implemented.

In 1997 and 1998, LEAPFROG invested in developing a technology that would serve as a platform for developing commercially viable Smart card software products. That technology is based on an architecture which is designed to allow any combination of software modules to be activated via a patent pending "Plug-and-Play" technology. Management believes, the technology allows a client to choose any number of modules from the LEAPFROG "library" and have a customized product. For LEAPFROG, this proprietary technology allows LEAPFROG to re-use software modules numerous times without having to duplicate previous development efforts. Management believes this technology is key to LEAPFROG's potential future success and potential future profitability in the software business.

In 1999, a suite of proprietary software programs is being developed for commercialization. Six commercial products are nearing completion in Commercial-Off-The-Shelf form and have been announced by LEAPFROG. They are: SecurePak, Smart card Commander, MDCard, SmartPoints, SmartExpo, and SmartResort.

LEAPFROG has two patents pending: ("Plug and Play Architecture", and "Biometric Identity Verification Authentication" on a Smart card). Management believes these patents, if eventually awarded, will help to create a barrier of entry against potential competitors and will help create an intangible asset value for the shareholders of the Company.
Additionally, LEAPFROG appears to be the only software engineering firm that is qualified as a "Development Partner" with two Smart card manufacturers:
Schlumberger and Giesecke & Devrient.

On December 21, 1998, LEAPFROG was awarded its Government Services Administration ("GSA") master contract number, GS-35J-0161. This process took almost one year to complete. LEAPFROG intends to pursue GSA contracts in 2000. Management believes the United States federal government is presently the largest potential domestic issuer of Smart cards for two reasons: (1) it has the ability to mandate change, and (2) it has the financial resources to build and upgrade infrastructure. The United States government has undertaken several initiatives, in pilot form, to test the viability and use of Smart cards. As a result, the GSA is expected to issue a Request For Proposal for employee cards which will provide physical as
well as logical access for 2,500,000 federal employees.   This contract
could have a substantial value over a ten-year period and is expected to be awarded to multiple vendors. LEAPFROG intends to actively pursue this contract opportunity on some basis and will likely enter into an alliance with a major government contractor to supply Smart card software integration services over the next ten years in connection with this GSA contract.

Products

In 2000, if financial resources will allow, LEAPFROG intends to enter several commercial markets with products focusing on market share and creating barriers for the competition. For each of its targeted markets, LEAPFROG is in the testing, pilot or final deployment stage. LEAPFROG is currently targeting the following markets: internet security, medical data and patient data, authentication, consumer and sports loyalty, conventions and expos, hospitality and college campuses.

Having developed a proprietary underlying architectural technology, LEAPFROG is now preparing software products for commercialization. LEAPFROG's software development strategy is expressly based on creating Commercial-Off-The-Shelf software. Management believes that software which can be packaged for mass replication and distribution may provide LEAPFROG a competitive advantage in that units can be shipped with minimal customization. This in turn could allow LEAPFROG access to the consumer market . LEAPFROG hopes to be the first company into the market with a "boxed" product and the ability to turn out multiple exact copies. Management of LEAPFROG expects to be able to leverage its proprietary technology to develop new products that can be marketed and sold as exact copies all over the world in much the same way as word processing or spreadsheet programs are marketed today. Additionally, Management of LEAPFROG believes that its proprietary technology may allow its products to be designed to be easily configurable providing each user their choice of preferences, needed accessories, and report requirements.

LEAPFROG's Management believes that a number of markets can be penetrated with a relatively small number of products. In developing a marketing strategy, additional considerations such as life expectancy of a product, enhancement of core services, and product replication become important. If financial resources will allow, Management intends to make the following products commercially available in 2000:

SecurePak (Internet/Intranet Security). SecurePak is a tool designed for sending information through Cyberspace. SecurePak is designed to combine DES, triple-DES, and RSA encryption with physical security to protect data and systems.

Smart card Commander (Application Development Tool). The Smart card Commander is an application program development environment designed for use by persons seeking to create Smart card applications that interface directly with in-house proprietary software systems. Management intends to market the Smart card Commander through LEAPFROG resellers.

MDCard (Health Care). MDCard is designed to be a fully-integrated Smart card program that authenticates patients and expedites check-in, while stream-lining insurance data gathering and claims submission. MDCard is designed to be a comprehensive suite of medical software modules that create a digital environment for data collection and management within the medical community. This product is currently being beta tested by a hospital group in Florida that intends to utilize a patient Smart card for a host of interactive functions.

SmartPoints (Loyalty for Sports, Chambers of Commerce, Banks). SmartPoints is designed to be a loyalty program for closed user groups wishing to increase member or fan loyalty such as a "frequent flyer" program or a cash-back program. The user of this software, i.e., a sports team or Chamber of Commerce, issues cards to their respective affinity group or member base and then those cards are used to collect SmartPoints at various points-of-encounter. The SmartPoints can then be redeemed for prizes providing a way to bring the fans back.

SmartExpo (Expo and Convention Registration). SmartExpo is an offshoot of the SmartPoints loyalty software. It was designed as an expo registration and tracking software module. SmartExpo software is designed to allow show sponsors and exhibitors to gather data on each attendee through the use of a single card for all expo purposes (registration, lead tracking, purchases, and continuing education credit tracking).

SmartResort (Hospitality Member Registration/Tracking). SmartResort is designed to verify membership, while providing guests with a secure way to enter and exit a destination such as a membership resort, time share, or other self-contained vacation property. Members enjoy the convenience of using that same card to check in and out quickly, make reservations, shop, pay for entertainment, buy snacks and meals, get discounts, rent skis, etc. SmartResort is designed for use by membership properties to manage a large database of members with different levels of usage rights, including reciprocity.

Sales and Marketing

In the technology industry, there are three distinct phases of a company's development: Formulation, Product Development, and Sales. Management believes that LEAPFROG has successfully negotiated the Formulation phase in 1997 and 1998. The Product Development phase has been a primary focus in 1999. Although the Sales phase has begun in late 1999, major efforts in this phase will not begin until 2000 after additional capital becomes available to fund sales and marketing efforts. While Product Development creates value for the company, the Sales phase of a business is what creates value for the shareholder.

Management believes that the winner of the marketing game will generally be the company that hits critical mass first, by utilizing the most efficient paths to customers. For smaller companies, strategic marketing alliances maximize reach while reducing potential competition. LEAPFROG intends to market its products three ways: (i) partnership distribution and licensing;
(ii) closed user-group decision makers; and (iii) indirect distribution.

Creating strong strategic partnerships is initially of paramount importance for a smaller company. Management does not believe that LEAPFROG has the marketing resources and capabilities of major companies in other software market segments. Instead, LEAPFROG intends to focus on establishing important relationships and alliances with other companies that can license LEAPFROG's software and distribute it through their existing channels. LEAPFROG intends to target alliances which may include Fortune 500 companies such as Sprint, Motorola, Lockheed Martin, EDS, GTE, AAA and others. If successful, LEAPFROG can expect to garner license fees on a wholesale basis from each alliance.

Secondly, LEAPFROG plans to employ a "leadership relationship" marketing strategy to offer its software to closed user groups. Because emerging technology demands a certain visionary mentality to embrace it, marketing requires one-to-one selling with decision-makers. In this regard, Management intends to utilize sales tactics that are based on portraying a lead position, utilizing personal contacts at the highest level in each target user group.

Lastly, LEAPFROG plans to offer certain products through indirect distribution channels. These channel distributors will be located on a regional basis and will be chosen based on overall commitment to LEAPFROG. For example, a company may have the exclusive rights to market specific LEAPFROG software products in a particular geographic region, but would be a non-exclusive reseller in other areas. Further, a distributor's discount level may be determined by the number of units purchased or the level of value-added services provided.


Competition

The entire Smart card industry is fragmented into several strata.
Management believes that LEAPFROG's direct competitors are companies that create software applications. They are: 3GI, National CacheCard, Precis, Cybermark, and RealMed. All of these companies are small privately held companies.

There are a host of other players in the industry with whom Management believes LEAPFROG does not compete. Within the Smart card industry, the sub-markets include: (1) card manufacturers (Schlumberger, Gemplus, Giesecke & Devrient) and hardware manufacturers (Verifone, DANYL, Intellect) who are suppliers to LEAPFROG; (2) integrators (IBM, Honeywell/Bull) who generally do not develop or own any software that is proprietary in nature or are marketers of limited applications only, which do not currently encroach on LEAPFROG markets, but are potential customers; (3) American Express, Visa, Master Card and banks who aid in developing market awareness and are potential LEAPFROG customers; and (4) system platform providers (Microsoft, Visa, Mondex, Proton) who write languages for applications but do not market Smart card products to end users. Management does not believe that LEAPFROG directly competes with these players, but rather purchases from or sells to them.


ITEM 15.  ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.


ITEM 16.  RESTATEMENT OF ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.


ITEM 17.  ACTION WITH RESPECT TO REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.


ITEM 18.  MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.


ITEM 19.  AMENDMENT OF ARTICLES, BYLAWS OR OTHER DOCUMENTS

Action will be taken by the Company with respect to the restatement and amendment of articles of the Company, whereby the name of the company will be changed from "Albara Corporation" to "Leapfrog Smart Products, Inc.", the Company's Articles of Incorporation will be amended to effect a 1-for-7
(1:7) reverse stock split in ALBARA Common Stock ("stock split"); and the Company's Articles of Incorporation will be amended to increase the number of common shares authroized from 6,666,667 to 30,000,000. Approval of the restatement and amendment will not result in any other material amendment or change to the Company's Articles of Incorporation. The restatement and amendment is proposed in conjunction with the Plan of Merger between ALBARA, Albara Subsidiary and LEAPFROG. Copies of the proposed Restated and Amended Articles of Incorporation are available upon request by contacting the Company in writing at P.O. Box 541, Conroe, Texas 77305-0541.


ITEM 20.  OTHER PROPOSED ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.


ITEM 21.  VOTING PROCEDURES

The Board of Directors has fixed November 19, 1999, as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote
2,361,503 shares of Common Stock entitled to one (1) vote per share and 185 shares of Preferred Series C entitled to 10,352 votes per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The directors, officers and affiliates of the Company as a group own or may be deemed to control 1,091,370 shares of Common Stock and 185 shares of Preferred Series C, constituting approximately seventy percent (70%) of the outstanding shares of Voting Shares. Each of the directors, nominated directors and officers has indicated his or her intent to vote all shares of Voting Shares owned by him or her in favor of each item set forth herein.


ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable

                  THIS INFORMATION STATEMENT IS PROVIDED TO YOU
                FOR INFORMATION PURPOSES ONLY.  NO ACTION ON YOUR
                           PART IS SOUGHT OR REQUIRED.